                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant /X/
Filed by a Party other than the Registrant
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):


/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

/ /   Fee paid previously with preliminary materials.
/ /   $125 per Exchange Act Rules 0-11(i)(ii), 14a-6(i)(2) or Item 22(a)(2) of
      Schedule 14A.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                          200 NORTH WESTLAKE BOULEVARD
                                   SUITE 202
                           WESTLAKE VILLAGE, CA 91362
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 21, 1998
                            ------------------------

TO OUR STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., formerly EDUDATA CORPORATION (the "Company"), will be held at the Hyatt Westlake Plaza Hotel, 880 South Westlake Boulevard, Westlake Village, California, on July 21, 1998, at 10:00 a.m., Los Angeles time, for the following purposes:

    1. To elect the Directors of the Company each to hold office for one year and until respective successors are elected. The persons nominated by the Board of Directors of the Company, Messrs. Gurevitch and Kleinberg and Dr. Preston, are described in the accompanying Proxy Statement.

    2. To approve issuance of sufficient shares of the Company's Common Stock, par value $.01 per share, (the "Common Stock"), to permit conversion of 100% of the $4,500,000 aggregate principal amount of the Company's 12% Senior Subordinated Notes due 1999 (the "Notes"), and accrued interest, into shares of the Company's Common Stock upon default in payment of the Notes;

    3. To approve an amendment of the Company's 1997 Stock Incentive Plan (the "Plan") to increase the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan from 350,000 shares to 700,000 shares.

    4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only stockholders of record of the Common Stock of the Company at the close of business on June 18, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and adjournment(s) thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.

                                          Robert H. Gurevitch

                                          Chairman of the Board of Directors

Westlake Village, CA 91362
June 30, 1998

     IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                    200 NORTH WESTLAKE BOULEVARD, SUITE 202
                           WESTLAKE VILLAGE, CA 91362
                                 1-805-381-2700
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 21, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation, formerly EDUDATA CORPORATION(the "Company"), for use at the Annual Meeting of Stockholders to be held at the Hyatt Westlake Plaza Hotel, 880 South Westlake Boulevard, Westlake Village, California, on July 21, 1998, 10:00 a.m. Los Angeles time and any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as indicated on the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on June 18, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of March 4, 1998, 5,115,777 shares of the Company's Common Stock, par value $.01 per share, were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the meeting. As of March 4, 1998, the Company had approximately 62 stockholders of record, and is informed and believes that there are approximately 1,324 beneficial holders of the Company's Common Stock. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to Stockholders on or about June 30, 1998.

                               VOTING PROCEDURES

     A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     In accordance with the Amended and Restated Certificate of Incorporation and the Bylaws of the Company, the Board of Directors is elected at each annual meeting of the stockholders of the Company. The Bylaws of the Company provide that the Board of Directors will consist of three Directors, but may be increased or decreased from time to time by resolution of the then authorized number of Directors. The Board of Directors currently consists of three Directors.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for such nominee as will be designated by the current Board of Directors to fill the vacancy. The Company has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a Director.

BOARD RECOMMENDATION AND REQUIRED VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

     The Board of Directors proposes the election of the following nominees as
Directors:

                              Robert H. Gurevitch
                                  Marvin H. Kleinberg
                                  Jack D. Preston

     If elected, each nominee is expected to serve until the 1999 Annual Meeting of the Stockholders. The affirmative votes of a plurality of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of the Directors is required for the election of each of the above named nominees.

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the nominees and executive officers of the Company as of May 7, 1998.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The executive officers and Directors of the Company are as follows:

                                                     YEAR
                                                     FIRST
                                                    ELECTED
                                                      OR
                                                   APPOINTED
                                       AGE AT          A
               NAME                  MAY 7, 1998   DIRECTOR           PRINCIPAL OCCUPATION
               ----                  -----------   ---------   -----------------------------------
DIRECTORS
Robert H. Gurevitch................      56          1996      MR. GUREVITCH has been Chairman of
                                                               the Board, Chief Executive Officer
                                                               and President of the Company since
                                                               March 1996, and was appointed
                                                               Secretary of the Company in
                                                               February 1997. Mr. Gurevitch
                                                               founded Dental Medical Diagnostic
                                                               Systems, LLC ("DMD") in October
                                                               1995 and was its Chief Executive
                                                               Officer until it was acquired by
                                                               the Company. From November 1994
                                                               until February 1995, Mr. Gurevitch
                                                               served as Chief Executive Officer
                                                               of Dycam, Inc., a manufacturer and
                                                               marketer of digital cameras. From
                                                               1987 until his retirement in August
                                                               1993, Mr. Gurevitch served as Chief
                                                               Executive Officer and Chairman of
                                                               the Board at New Image Industries,
                                                               Inc. ("New Image"), a manufacturer
                                                               and distributor of intraoral
                                                               cameras.
Marvin H. Kleinberg................      70          1996      MR. KLEINBERG has been a Director
                                                               of the Company since March 1996.
                                                               Mr. Kleinberg is a founding partner
                                                               of the law firm Kleinberg & Lener,
                                                               LLP, and has been a member of that
                                                               law firm and its various
                                                               predecessors since 1980. Mr.
                                                               Kleinberg has practiced in the area
                                                               of intellectual property law since
                                                               1954. Mr. Kleinberg serves as an
                                                               adjunct lecturer in Patent Law at
                                                               the Franklin Pierce Law Center and
                                                               is on the advisory council of the
                                                               PTC Foundation, which publishes
                                                               "IDEA."

                                                     YEAR
                                                     FIRST
                                                    ELECTED
                                                      OR
                                                   APPOINTED
                                       AGE AT          A
               NAME                  MAY 7, 1998   DIRECTOR           PRINCIPAL OCCUPATION
               ----                  -----------   ---------   -----------------------------------
Jack D. Preston....................      64          1997      DR. PRESTON has been a Director of
                                                               the Company since March of 1997.
                                                               Dr. Preston became a consultant to
                                                               the Company in June of 1997. Dr.
                                                               Preston has been The Don and Sybil
                                                               Harrington Foundation Professor of
                                                               Esthetic Dentistry at the
                                                               University of Southern California
                                                               School of Dentistry since 1979
                                                               where he is also the Chairman of
                                                               the Department of Oral and
                                                               Maxillofacial Imaging and the
                                                               director of Informatics. Dr.
                                                               Preston is also currently a
                                                               Diplomate of the American Board of
                                                               Prosthodontics. Dr. Preston is an
                                                               international lecturer on various
                                                               aspects of dentistry, an author of
                                                               three textbooks and numerous
                                                               articles and invited chapters, and
                                                               is widely considered to be a
                                                               leading expert on current and
                                                               future applications of computer
                                                               technology in dentistry.
OTHER EXECUTIVE OFFICERS
Ronald E. Wittman..................      52          1997      MR. WITTMAN has been the Chief
                                                               Financial Officer of the Company
                                                               since September 1996. Mr. Wittman
                                                               was also elected Director of the
                                                               Company in February 1997 and served
                                                               until March 1997. Mr. Wittman did
                                                               not seek reelection in 1997. From
                                                               September 1994 to September 1996,
                                                               Mr. Wittman was the Vice President
                                                               of Finance and Administration and
                                                               the Chief Financial Officer of FMS
                                                               Corporation, a manufacturer of
                                                               defense related products which
                                                               declared bankruptcy in 1995.
                                                               Mr. Wittman served as Corporate
                                                               Controller of Whittaker
                                                               Corporation, an aerospace, defense
                                                               electronics and manufacturing
                                                               corporation from May 1993 to
                                                               September 1994. From 1987 to May
                                                               1993, Mr. Wittman served as
                                                               Corporate Controller at DAK
                                                               Industries, a manufacturer and
                                                               distributor of consumer
                                                               electronics, computers, and
                                                               computer software.
Dewey Perrigo......................      44                    MR. PERRIGO has served as the
                                                               Company's Vice President of Sales
                                                               since March 1996. Commencing in
                                                               October 1995, he served in the same
                                                               capacity at DMD, LLC. From 1988
                                                               through September 1995, Mr. Perrigo
                                                               served as the Director of Sales of
                                                               New Image.

                                                     YEAR
                                                     FIRST
                                                    ELECTED
                                                      OR
                                                   APPOINTED
                                       AGE AT          A
               NAME                  MAY 7, 1998   DIRECTOR           PRINCIPAL OCCUPATION
               ----                  -----------   ---------   -----------------------------------
Merle Roberts......................      48                    MR. ROBERTS joined the Company in
                                                               February 1996 as Director of
                                                               Operations. On July 1, 1996, he was
                                                               promoted to Vice President of
                                                               Manufacturing. From 1988 until May
                                                               1994, Mr. Roberts served as
                                                               Materials Manager for Advanced
                                                               Interventional Systems, a medical
                                                               laser manufacturer. From June 1994
                                                               until January 1996 Mr. Roberts was
                                                               an independent consultant providing
                                                               materials, management and
                                                               purchasing services to a variety of
                                                               businesses. Mr. Roberts has taught
                                                               material management and related
                                                               subjects at several Southern
                                                               California colleges and
                                                               universities, and has served as a
                                                               professional consultant on these
                                                               topics.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company maintained an Audit Committee consisting of Dr. Preston and Mr. Kleinberg. The Audit Committee reviews with the Company's independent accountants, the scope and timing of their audit services, any other services they are asked to perform, and the report of independent accountants on the Company's financial statements following completion of their audit of the Company's financial statements. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent accountants for the coming year. No meetings of the Audit Committee were held during the year ended December 31, 1997.

     The Company maintained a Compensation Committee consisting of Messrs. Gurevitch and Kleinberg and Dr. Preston. The Compensation Committee reviews compensation and benefits paid to the Company's executive officers and the general policy matters relating to compensation and benefits of all of the Company's employees. In connection with the offering of the Company's securities in May of 1997 (the "Offering") the Company agreed with M. H. Myerson & Co., Inc. that for a period of three years from the date of the closing of the Offering, all compensation and other arrangements between the Company and its executive officers, Directors and affiliates must be approved by the Compensation Committee, a majority of whose members must be independent. No meetings of the Compensation Committee were held during the year ended December 31, 1997.

     The Board of Directors held six meetings during fiscal 1997. No Director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 1997.

DIRECTOR COMPENSATION

     During 1997, Dr. Preston was granted options to purchase 33,000 shares of Common Stock. Such options vest over a three-year period at the rate of 11,000 shares per year from the date of grant and are exercisable at a price of $4.50 per share. Dr. Preston exercised no options in 1997. Mr. Kleinberg was granted options to purchase 11,000 shares of Common Stock in fiscal 1997, vesting over three years at the rate of approximately 3,667 per year from the date of grant, and are exercisable at a price of $5.125 per share. Mr. Kleinberg exercised no options in 1997. Effective April 1997, the Company compensated each of its Directors who are not officers of, or otherwise employed by, the Company ("Independent Directors") in the form of a $500 fee for their personal attendance at a formal meeting of the Board of Directors. No compensation is paid for telephonic meetings. A total of $2,000 was paid to the Directors, as a group, for Board meeting attendance. Dr. Preston acts as a consultant to the Company from time to time at the request of the Board, and was paid $22,000 in consulting fees in 1997. There is no written contract between the Company and Dr. Preston. In addition, the Company pays all expenses paid by its Directors for travel, etc. which are directly related to Company business and are within the scope of their positions with the Company, and granted options to each of its Directors, as compensation for serving as Directors.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid by the Company during the year ended December 31, 1997 to Robert H. Gurevitch, the principal executive officer of the Company, and each of the Company's most highly compensated executive officers whose salary and bonus exceeded $100,000 during such year and other significant employees.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                           ---------------------------------   -----------------------------------
                                                                                        AWARDS             PAYOUTS
                                                                               -------------------------   -------
                                                                   OTHER                     SECURITIES                  ALL
                                                                   ANNUAL      RESTRICTED    UNDERLYING     LTIP        OTHER
                                            SALARY     BONUS    COMPENSATION     STOCK      OPTIONS/SARS   PAYOUTS   COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR     ($)        ($)         (2)         AWARD(S)        (#)          ($)         ($)
   ---------------------------      ----   --------   -------   ------------   ----------   ------------   -------   ------------
Robert H. Gurevitch(1)............  1997   $250,885        --          --            --        50,000           --          --
Chairman of the Board               1996    153,300        --          --            --         5,120           --          --
 of Directors, Chief Executive
Officer, President and Secretary
Dewey Perrigo(1)..................  1997   $137,308        --          --            --        25,000           --          --
Vice President of Sales             1996    103,800        --          --            --        34,133           --          --
Ronald E. Wittman.................  1997   $114,923        --          --            --        50,000           --          --
Chief Financial Officer             1996     25,000        --          --            --            --           --          --
Merle Roberts.....................  1997   $ 89,308        --          --            --        25,000           --          --
Vice President of Manufacturing     1996     68,962        --          --            --        17,066           --          --

---------------
(1) For a description of employment agreements between these executive officers and the Company, see "Employment Agreements with Executive Officers" below this table.

(2) Certain of the officers of the Company routinely receive other benefits from the Company, including travel reimbursement, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during fiscal 1997, did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     The Company and Mr. Gurevitch have entered into an agreement whereby Mr. Gurevitch has agreed to serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until October 1, 1999. Mr. Gurevitch's agreement provides for compensation including salary at a minimum annual base compensation rate of $180,000 prior to March 1, 1997 and $275,000 thereafter, and a car allowance and a standard benefits package. Pursuant to the terms of his agreement, Mr. Gurevitch may not have any ownership interest, or participate in any way, in any venture which competes with the Company for a period of three years after the termination of the agreement; provided, however, that the Company must pay Mr. Gurevitch a fee of $10,000 annually for each of the three years in consideration for this non-competition agreement.

     The Company has also entered into an agreement with Mr. Perrigo pursuant to which Mr. Perrigo has agreed to serve as the Company's Vice President of Sales until October 1, 1999. Mr. Perrigo's compensation will include salary at a minimum annual base compensation rate of $100,000 prior to March 1, 1997 and $150,000 thereafter, and a car allowance and a standard benefits package.

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1997 to the executive officers named in the Summary Compensation Table ("Named Executive Officers"). The Company did not grant any stock appreciation rights in 1997.

                             OPTION GRANTS IN 1997

                                                 PERCENT OF TOTAL
                                    NUMBER OF     OPTIONS GRANTED
                                    SECURITIES    TO EMPLOYEES IN
                                    UNDERLYING   FISCAL YEAR ENDED   EXERCISE OF    MARKET PRICE
                                     OPTIONS       DECEMBER 31,          BASE         ON DATE      EXPIRATION
               NAME                  GRANTED           1997          PRICE ($/SH)   OF GRANT (1)      DATE
               ----                 ----------   -----------------   ------------   ------------   ----------
Robert H. Gurevitch...............    50,000             10.85%         $5.638         $5.125      9/18/2002
Dewey Perrigo.....................    25,000              5.43%         $5.125          *           9/18/2002
Ronald E. Wittman.................    25,000       10.85%(total)        $4.50           *            5/8/2002
                                      25,000                            $5.125          *           9/18/2002
Merle Roberts.....................    25,000              5.43%         $5.125          *           9/18/2002

---------------
* Unless otherwise indicated, all options were granted at fair market value on the date of grant in accordance with the Company's 1997 Stock Incentive Plan. Fair market value is the average of the bid and asked price for the Common Stock on the trading day prior to grant on the Nasdaq SmallCap Market.

     The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year end, and the value of options held at fiscal year end based upon the closing market price of the Common Stock at December 31, 1997 on the Nasdaq SmallCap Market.

 AGGREGATED FISCAL YEAR END OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING               VALUE OF UNEXERCISED
                                 SHARES                   UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                               ACQUIRED ON    VALUE          DECEMBER 31, 1997           AT DECEMBER 31, 1997
                                EXERCISE     REALIZED   ---------------------------   ---------------------------
            NAME                 (#)(1)       ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   --------   -----------   -------------   -----------   -------------
Robert H. Gurevitch..........       0              --      5,120         50,000         $ 7,639       $ 74,600
Dewey Perrigo................       0              --     34,133         25,000          68,437         50,125
Ronald E. Wittman............       0              --     25,000         25,000          65,750         50,125
Merle Roberts................       0              --     17,066         25,000          34,217         50,125

---------------
(1) No options were exercised in fiscal year 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1996, the Company entered into an agreement with Boston Marketing Company, Ltd. ("Boston Marketing") pursuant to which the Company obtained worldwide marketing rights in the dental market for the CCU processor and the CCD chip (together, a "Teli Unit") used in the Company's TeliCam System as well as the right to use the "TeliCam" trademark. At the time the Company entered into this agreement, Hiroki Umezaki was an officer, Director and principal stockholder of the Company and is a substantial stockholder and the President of Boston Marketing. Mr. Umezaki is no longer an affiliate or a Director of the Company. At December 31, 1997, the Company owed Boston Marketing approximately $84,300 in connection with Teli Units purchased by the Company prior to that date. From December 31, 1996 to December 31, 1997, the Company purchased 4,392 Teli Units at an aggregate cost of $2,876,275 from Boston Marketing. In addition, the Company had an agreement with Mr. Umezaki pursuant to which he was to receive a 15% commission on all sales made by the Company in Asia, except Japan in which his commission was to be 12%. This agreement resulted in Mr. Umezaki earning $84,441 in commissions through

December 31, 1997. This agreement has been orally amended to provide that Mr. Umezaki will receive a 12% commission on sales made in Japan only. This oral agreement is currently being documented with these changed terms and the Company believes that the new agreement will be signed with the new terms as described above.

     From December 1995 through February 1996, Robert H. Gurevitch, Chairman of the Board and Chief Executive Officer of the Company, and Boston Marketing, an affiliate of Mr. Umezaki, each loaned the Company $177,015 and $200,000, respectively. The promissory notes evidencing such loans bear interest at 6% per annum and were originally payable within six months. On February 26, 1996, the Company repaid $50,000 to each of Mr. Gurevitch and Boston Marketing. No interest has been paid on the remaining principal balance of these notes although interest has been accrued on the Company's books. In November 1996, Mr. Gurevitch and Boston Marketing each agreed to extend the term of their respective notes. On May 23, 1997, Boston Marketing was paid the remaining principal balance of its loan plus the accrued interest of $3,526. Mr. Gurevitch was paid $25,000 on July 10, 1997; $26,850 on October 22, 1997; $5,000 on
October 30, 1997; $13,787 on November 1, 1997; and $3,447 on December 1, 1997,
leaving a balance of approximately $45,030 outstanding at December 31, 1997.

     Mr. Gurevitch and Mr. Umezaki have guaranteed the performance by the Company under the Company's leases for its Irvine and Westlake premises. The Company intends to attempt to obtain releases from the recipients of each of these guarantees and it is possible that the elimination of the availability of these guarantees may require the Company to post collateral or incur increased expense.

     On May 27, 1997, the Company loaned approximately $126,000 to Dewey Perrigo, an officer of the Company, and Andrea Niemiec-Perrigo, an employee of the Company, for the purposes of buying a home. The Promissory Notes evidencing such loan bear interest at prime plus .25% (8.75%) at December 31, 1997 and are due and payable on May 27, 1999.

     On March 2, 1998, the Company entered into an agreement (the "Debt Placement Agreement") with accredited investors and institutional purchasers for the private placement (the "Debt Placement") of its 12% Senior Subordinated Notes due 1999 (the "Notes") and 450,000 warrants (the "Warrants"). The Debt Placement was consummated on March 19, 1998. The Debt Placement Agreement, a copy of which is attached hereto as "Annex A" to this Proxy Statement is discussed below in "Proposal Two." Although Proposal Two of this Proxy Statement contains a summary of the relevant principal terms of the Debt Placement Agreement, including terms with respect to conversion of the Notes, this summary discussion is not intended to be complete and reference should be made to "Annex A" to this Proxy Statement for the complete text of the Debt Placement Agreement. J. Steven Emerson purchased $1,000,000 aggregate principal amount of the Company's Notes and 100,000 Common Stock purchase Warrants in the Debt Placement. Prior to the Debt Placement, J. Steven Emerson was the beneficial owner (determined in accordance with Rule 13d-3 of the Exchange Act) of approximately 4.94% of the Company's Common Stock. After giving effect to the Debt Placement, J. Steven Emerson will be the beneficial owner, (as determined in accordance with Rule 13d-3 of the Exchange Act) of approximately 6.7% of the Company's Common Stock.

     The Company has adopted a policy whereby all future transactions between the Company and its officers, Directors, principal stockholders or affiliates will be approved by a committee of the Board of Directors, a majority of the members of which will be independent Directors, or, if required by law, a majority of disinterested Directors, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's executive officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file with the SEC. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that during the year ended December 31, 1996, all relevant
Section 16(a) filing requirements were complied with, provided that: (1) with respect to Ronald E. Wittman, Chief Financial Officer of the Company, no Form 4 was filed to report the acquisition of 1,000 shares of Common Stock on November 23, 1997 at a price of $9.38 per share; (2) with respect to Merle Roberts, Vice President of Manufacturing of the Company, no Form 4 was filed to report the acquisition of 10,000 shares of Common Stock and 10,000 of the Company's Redeemable Common Stock Purchase Warrants in open market transactions on May 9, 1997 at a purchase price of $4.50 in the case of the shares of Common Stock and $5.00 per warrant in the case of the Redeemable Common Stock Purchase Warrants and no Form 5 was filed with respect to 25,000 stock options granted to Merle Roberts under the Company's 1997 Stock Incentive Plan exercisable at $5.125 per share; and (3) with respect to Jack Preston, a Director of the Company, no Form 3, and no Form 4 was filed with respect to 5,000 shares of Common Stock purchased on June 19, 1997 at $5.88 per share and 1,000 shares of Common Stock purchased on November 26, 1997 at $9.50 per share. The appropriate Forms 5 disclosing the aforementioned transactions involving Ronald E. Wittman and Jack Preston were filed on February 17, 1998. A Form 5 disclosing the acquisition of the 10,000 shares of Common Stock and 10,000 Redeemable Common Stock Purchase Warrants by Merle Roberts was also filed on February 17, 1998. However, no Form 5 was filed with respect to the 25,000 stock options granted to Merle Roberts on September 18, 1997. The Company expects that the Form 5 for Merle Roberts will be amended to disclose the acquisition of the 25,000 stock options by Merle Roberts. The Company has received no other information with respect to any required filings by its executive officers, Directors and/or any greater-than-ten-percent Stockholders of any class of its securities.

                                  PROPOSAL TWO
PROPOSAL TO APPROVE ISSUANCE OF A SUFFICIENT NUMBER OF SHARES OF COMMON STOCK TO
  PERMIT CONVERSION UPON DEFAULT OF 100% OF THE UNPAID $4.5 MILLION AGGREGATE PRINCIPAL AMOUNT OF THE COMPANY'S 12% SENIOR SUBORDINATED NOTES DUE 1999, AND
               UNPAID INTEREST, INTO COMMON STOCK OF THE COMPANY.

SUMMARY OF THE DEBT PLACEMENT

     On March 2, 1998, the Board of Directors of the Company entered into an agreement (the "Debt Placement Agreement") with accredited investors and institutional purchasers for the private placement (the "Debt Placement") of its 12% Senior Subordinated Notes due 1999 (the "Notes") and 450,000 warrants (the "Warrants"). The following discussion, in part, summarizes the principal features of the Debt Placement Agreement, a copy of which is attached hereto as "Annex A" to this Proxy Statement. Although this Proxy Statement contains a summary of the relevant principal terms of the Debt Placement Agreement, including terms with respect to conversion of the Notes, this summary discussion is not intended to be complete and reference should be made to "Annex A" to this Proxy Statement for the complete text of the Debt Placement Agreement.

     At a meeting held on March 1, 1998, the Board of Directors considered a range of alternative sources of financing prior to approving the term of the Debt Placement Agreement. The Board evaluated the Company's need for funds in order to complete the launch if its Apollo 9500 dental curing and whitening system in the U.S. and Canada, and its Apollo 95E internationally, and for product development and general working capital purposes. On May 4, 1998, Ion Laser Technology ("ILT") announced that it would not be able to perform its obligations under ILT's agreement with the Company and deliver the Apollo 9500. The Company now intends to introduce the Apollo 95E into the United States and Canada. At the March 1, 1998 meeting, the Board also considered the benefits and risks of raising funds based, in part, on future market prices relative to other alternatives, and concluded that the terms set forth in the Debt Placement Agreement were in the best interests of the Company and represented the best alternative available to the Company to meet its funding needs.

     The Debt Placement was consummated on March 19, 1998. The Warrants are exercisable (i) commencing on May 15, 1998, and for five years thereafter for the purchase of one share of Common Stock per Warrant (the "Warrant Shares"); and (ii) at an exercise price of $5.812 per share. The Company has agreed to file a registration statement with respect to the Warrant Shares and to list the Warrant Shares within 45 days of the date the Warrants were issued. The Notes
(i) bear interest at a rate of 12% per annum payable semiannually; (ii) mature on the first anniversary of the date of issuance; and (iii) may be repaid by the Company prior to maturity at one hundred and two (102%) percent of the amount of the unpaid principal plus the interest due as of the date of repayment. The Company intends to use the proceeds of the Debt Placement of $4.2 million, net of commissions and costs, to launch the Apollo 95E, for product development, including digital x-ray technology, and for other working capital purposes.

     If the Notes are unpaid at maturity, each Note holder has the option of converting the outstanding principal and interest then due on such Note into Common Stock of the Company at a conversion price equal to eighty (80%) percent of the average of the five lowest closing bid prices for the twenty consecutive trading days prior to the date of conversion (the "Conversion Price"). The Conversion Price was negotiated by the Company and the purchasers. The unpaid principal and interest then due on the Notes is convertible into a maximum aggregate amount of 500,000 shares of Common Stock (the "Initial Shares"). The Company has agreed, pursuant to the Debt Placement Agreement, to present its stockholders with a proposal to approve issuance of a sufficient number of shares of Common Stock ("Conversion Shares") to permit conversion upon default of one hundred (100%) percent the then unpaid $4.5 million aggregate principal amount of the Notes, together with accrued and unpaid interest then due, into shares of Common Stock at the Conversion Price ("Full Conversion"). Depending on the Conversion Price, more than 500,000 shares of Common Stock may be required to permit Full Conversion.

     5,115,777 shares of Common Stock were issued and outstanding as of March 2, 1998, the date of the Debt Placement Agreement. In order to ensure continued compliance with the applicable rules of Nasdaq, the Debt Placement Agreement governing the terms of the conversion of the Notes expressly provides for issuance of no more than an aggregate of 450,000 Warrant Shares and the 500,000 Initial Shares authorized for issuance upon conversion of the Notes, representing approximately 18.6% of the issued and outstanding shares. The Company's Common Stock is traded on the Nasdaq SmallCap Market. Pursuant to the rules of the Nasdaq SmallCap Market, stockholder approval is required for the issuance of a number of shares equal to or more than 20% of the outstanding Common Stock at a price which is less than the greater of the book value or market value. The amount of Conversion Shares required to permit Full Conversion, although not presently determinable, may represent, when aggregated with the Initial Shares and the Warrant Shares, a number of shares which exceeds 20% of the issued and outstanding shares of Common Stock.

     The Company is therefore seeking shareholder approval of the issuance of a sufficient number of shares of Common Stock, in order to permit Full Conversion upon default of up to one hundred (100%) percent of the $4.5 million aggregate principal amount of the Notes, together with accrued interest upon default, in order to satisfy shareholder approval requirements under Nasdaq rules in case, upon such Full Conversion, the amount of Conversion Shares issued, together with the Initial Shares and the Warrant Shares, would represent more than 20% of the issued and outstanding shares of Common Stock. The number of shares for which this approval is sought cannot be estimated at this time because computation of the number of shares is subject to a price-based adjustment mechanism, the Conversion Price, which causes the number of shares issuable to be dependent on future events, principally consisting of the future trading prices of the Common Stock in the marketplace and the conversion decisions made by the holders of the Notes.

     In addition, the Company agreed to file and has filed a registration statement with respect to the Initial Shares and any Conversion Shares within 45 days of the date the Notes mature, if the Notes are then unpaid, and has agreed to list the Initial Shares and the Conversion Shares. The application of the Conversion Price formula to the Notes upon default will cause the number of shares of Common Stock to be issued upon Full Conversion to vary inversely with the market price of the Common Stock. A significant drop in trading price would result in the issuance of a greater number of shares of stock, which would result in greater dilution to existing shareholders. If the Company defaults on payment and the Notes are converted into shares of Common Stock, the stockholders of the Company will be diluted by the issuance of 500,000 shares of Common Stock. This dilution may be substantially greater depending on future stock prices if more than 500,000 shares of Common Stock are available for issuance upon conversion. If the Notes had been converted on May 26, 1998, the Conversion Price would be $3.40 per share, based on the Conversion Price formula. If the aggregate principal and interest had been due and unpaid at that date, and the Notes were fully converted by the Note holders, assuming stockholder approval, the Company would have issued 1,482,353 shares of Common Sock upon conversion. To the extent the Conversion Price is less than $3.40 per share, the Company would issue more shares of stock, resulting in greater dilution to existing shareholders. Conversely, if the Conversion Price were higher on the date of conversion, the Company would issue fewer shares of stock. The information presented above is not intended to constitute a prediction as to the future market price of the stock or as to when or if holders of the Notes will elect to convert the Notes. The Debt Placement will have no effect on the rights or privileges of existing stockholders except to the extent that the interest of each stockholder in economic results and voting rights will be diluted pro rata based on the number of shares owned by existing stockholders prior to issuance. The relevant price per share of Common Stock, and the liquidity to stockholders would likely also be adversely impacted.

     Mr. J. Steven Emerson, a beneficial owner of 4.94% of the Company's Common Stock prior to the Debt Placement (determined in accordance with Rule 13d-3 of the Exchange Act) was a purchaser in the Debt Placement. Mr. Emerson purchased Notes in the aggregate principal amount of $1,000,000, and 100,000 common stock purchase Warrants. Following the Debt Placement, Mr. Emerson will be the beneficial owner of approximately 6.7% of the Company's Common Stock. See "Certain Relationships and Related Transactions" in this Proxy Statement.

     Under Delaware law, the Board of Directors has the authority, without stockholder approval, to enter into the Debt Placement and to issue additional shares of Common Stock upon conversion of the Notes. Stockholders are not entitled to the 10-day statutory dissenters rights or appraisal rights in connection with the Debt Placement. In addition, stockholders have no preemptive rights in connection with the Debt Placement, or the issuance of additional shares of Common Stock upon conversion of the Notes.

     If the issuance of a sufficient number of shares to permit Full Conversion is not approved, the Company will not be permitted to issue more than 500,000 shares of Common Stock upon any conversion. The unconverted amounts remaining under the Notes will remain as outstanding obligations of the Company which are due and payable. Obtaining financing from alternative sources to fund operations may be difficult for the Company if present obligations of the Company represented by the Notes are in default. The resulting impact on the Company's abilities to raise funds for continued product development activities and operations may have a material adverse impact on the Company's results of operation. The Board does not plan to present additional proposals to the stockholders for approval in connection with the Debt Placement.

BOARD RECOMMENDATION AND REQUIRED VOTE

     The Board has unanimously approved the proposal to issue a sufficient number of shares of Common Stock to permit conversion upon default of 100% of the unpaid $4.5 million aggregate principal amount of the Company's 12% Senior Subordinate Notes due 1999, and unpaid interest, into Common Stock of the Company. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon, present in person or by Proxy at the Meeting, is required to permit this issuance. With respect to the vote on the issuance, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes will not be counted as votes cast for or against the stock issuance. If the Stockholders approve the proposal, there will be no further vote on the matter at the time of conversion. Stockholders will not be entitled to the 10-day statutory dissenters rights or appraisal rights in connection with the conversion at the time of conversion.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF A NUMBER OF CONVERSION SHARES SUFFICIENT TO PERMIT FULL CONVERSION.

                                 PROPOSAL THREE

                PROPOSAL TO AMEND THE 1997 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors has approved an amendment (the "Amendment") to the 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares of Common Stock available for issuance under the Stock Plan from 350,000 shares to 700,000 shares. The Amendment is being submitted to the Shareholders for approval.

     The Board of Directors approved the Amendment to ensure that a sufficient number of shares are available for issuance under the 1997 Plan. As of April 7, 1998, options to purchase 319,300 shares have been issued under the 1997 Plan. Based upon the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on March 31, 1998 of $7.25 per share, the market value of the shares of Common Stock underlying the option grants was $2,314,925. At April 1, 1998, 30,700 shares remained available for grants of awards under the 1997 Plan. The Board of Directors believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. In addition, stock-based compensation can be valuable in recruiting and retaining key personnel who are in great demand as well as rewarding and providing incentives to its current employees. The increase in the number of shares available for awards under the 1997 Plan will enable the Company to continue to realize the benefits of granting stock-based compensation.

     A total of 700,000 shares of the Company's Common Stock will be authorized for issuance under the 1997 Plan assuming approval of this proposal by the shareholders. Any shares of Common Stock which are subject to an award but are not used because the terms and conditions of the award are not met may again be used for awards under the 1997 Plan.

     The Board of Directors has also approved several amendments to the 1997 Plan that were required by the California Department of Corporations in connection with obtaining a permit for the Plan from the California Department of Corporations (the "Plan Permit"). These amendments include: (1) a change in the vesting rate of options granted to officers, Directors or consultants of the company, (2) a provision requiring that re-load options must have an exercise price of not less than 100% of fair market value of the Common Stock on the date of grant, (3) inclusion of a market standoff provision and (4) a provision requiring the Board to make a good faith valuation of any non-cash consideration used towards the purchase price of Common Stock upon exercise of an option. Shareholder approval is not required for the amendments that have been approved by the Board in connection with obtaining the Plan Permit.

SUMMARY OF THE STOCK PLAN

     The following summary description of the 1997 Plan is qualified in its entirety by reference to the full text of the 1997 Plan, which is available without charge to shareholders upon written or oral request and will be sent by first class mail or other reasonably prompt means within one business day of receipt of any such request. Requests should be made to the attention of Ronald
E. Wittman, Chief Financial Officer, Dental/ Medical Diagnostic Systems, Inc., 200 North Westlake Boulevard, Suite 202, Westlake Village, CA 91362 at 1-805-381-2700.

     PURPOSE. The purpose of the 1997 Plan is to (i) provide a means by which Directors, officers and employees of or consultants to the Company, and any of its present or future parent or subsidiary corporations ("Affiliates"), may be given an opportunity to benefit from increases in value of the Common Stock through the granting of stock awards, (ii) retain the services of persons who are now Directors, officers, employees or consultants of the Company, (iii) secure and retain the services of new Directors, officers, employees and consultants, and (iv) provide incentives for such persons to exert maximum efforts for the success of the Company.

     ADMINISTRATION. The 1997 Plan is and will continue to be administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two members (the "Committee"), and at least two of the members of the Committee will be non-employee Directors of the Company. The Board is empowered, subject to, and within the limitations of, the express provisions of the 1997 Plan to (i) select the persons to whom awards will be granted, grant the awards, determine the terms and conditions of the awards and the number to be issued, and determine whether an award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a Right to Purchase Restricted Stock, a Stock Appreciation Right, a Re-Load Option or a combination of the foregoing, (ii) construe and interpret the 1997 Plan and (iii) exercise such powers as the Board deems necessary to promote the best interests of the Company and which are not in conflict with the provisions of the 1997 Plan. If administration is delegated to a Committee, the Committee will have the powers possessed by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the 1997 Plan.

     ELIGIBILITY. Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Directors who are employed by the Company and officers and employees of the Company. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Directors, officers, employees and consultants of the Company. No person will be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date of its grant.

     OPTIONS. Each option must be approved by the Board and be in such form and will contain such terms and conditions as the Board will deem appropriate. No option will be exercisable after the expiration of ten years from the date it was granted.

     The exercise price of each Incentive Stock Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date such incentive stock option is granted. The exercise price of each Nonstatutory Stock Option must not be less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date each such Nonstatutory Stock Option is granted. The exercise price of Common Stock acquired pursuant to the exercise of an option will be paid, to the extent permitted by applicable statutes and regulations, in any form of legal consideration that may be acceptable to the Board, including, without limitation, different payment arrangements and/or by delivery to the Company of other shares of Common Stock.

     An Incentive Stock Option shall only be transferable by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person, or in the case of such person's disability by such person's legal representative or guardian. A Nonstatutory Stock Option shall only be transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or any transferee pursuant to a QDRO.

     The Board, in its sole discretion, determines the vesting schedule associated with any options. However, in the case of an option for which an exemption from the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "CCSL") is unavailable, the vesting provisions must provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the option from the date the option was granted.

     Options granted under the 1997 Plan may include a provision whereby the optionee may elect at any time while a Director, officer, employee or consultant to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased will be subject to a right to repurchase in favor of the Company upon Termination of the optionee.

     The Board may include as part of any option a provision entitling the optionee to a further option (a "ReLoad Option") in the event the optionee exercises the option, in whole or in part, by surrendering other shares of Common Stock. Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board may designate at the time of the grant of the original option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option will be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the 1997 Plan. There will be no ReLoad Options on a Re-Load Option. Any such Re-Load Option will be subject to the availability of sufficient shares under the 1997 Plan and will be subject to such other terms and conditions as the Board may determine which are consistent with the express provisions of the 1997 Plan regarding the terms of the options.

     STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK. The 1997 Plan also provides for the grant of stock bonuses and purchases of restricted stock. Stock Bonuses are grants of Common Stock to participants in the 1997 Plan and do not involve the payment of a purchase price. The award of a right to purchase restricted stock entitles a participant in the 1997 Plan to acquire shares of Common Stock which are subject to certain voting limitations and restrictions at a price which is lower than the fair market value of the Common Stock on the date of the grant of such award. Each stock bonus or restricted stock purchase agreement will be approved by the Board and be in such form and will contain such terms and conditions as the Board deems appropriate.

     The purchase price under each restricted stock purchase agreement will be determined by the Board and designated in such agreement. The purchase price of shares of Common Stock for which an exemption from the qualification requirements of the CCSL is unavailable will be not less than one-hundred percent (100%) of the fair market value of the Common Stock at the date of the grant or the sale; provided, if such shares of Common Stock are granted or sold to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, the purchase price will be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant or sale.

     Rights under a stock bonus or restricted stock purchase agreement will only be assignable by any participant under the 1997 Plan by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom such rights are granted may, by delivering written notice to the Company, designate a third party who, in the event of the death of such person, will thereafter be entitled to exercise the rights held by such person under the stock bonus or restricted stock purchase agreement.

     The purchase price of Common Stock acquired pursuant to a restricted stock purchase agreement will be paid in any form of legal consideration that may be acceptable to the Board in its discretion. The Board may also award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     Shares of Common Stock sold or awarded under the 1997 Plan may be subject to a right to repurchase in favor of the Company upon Termination of the person to whom such shares have been sold or awarded at a repurchase price equal to the original purchase price (or such higher price as the Board may determine to be appropriate). The Board will provide that such rights to repurchase lapse with respect to such purchased shares pursuant to a schedule determined by the Board; provided, however, that for any stock bonus or restricted stock purchase right for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the original purchase price will lapse at a minimum rate of twenty percent (20%) per year over five years from the date the stock bonus or restricted stock purchase right was granted and such right will terminate to the extent not exercised within ninety days following Termination of the stockholder/purchaser.

     STOCK APPRECIATION RIGHTS. The Board has full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to employees, Directors or consultants of the Company or its Affiliates under the 1997 Plan. Each such right entitles the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of Common Stock.

     Three types of Stock Appreciation Rights are be available for issuance under the 1997 Plan: Tandem Rights, Concurrent Rights and Independent Rights. Tandem Rights will be granted appurtenant to an option and will require the holder to elect between the exercise of such option for shares of Common Stock and the surrender, in whole or in part, of such option for an appreciation distribution, payable in cash, in an amount equal to (1) the aggregate fair market value (on the date of option surrender) of the number of vested shares of Common Stock under the option (or portion thereof) being surrendered on such date, less (2) the aggregate exercise price of such vested shares of Common Stock. Concurrent Rights will be granted appurtenant to an option and may apply to all or any portion of the shares of Common Stock subject to such option and will be automatically exercised at the same time such option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution, payable in cash, to which the holder of such Concurrent Rights shall be entitled upon exercise of the related option shall be an amount equal to (1) the aggregate fair market value (on the date of option exercise) of the number of vested shares of Common Stock under the option (or portion thereof) being exercised on such date and with respect to which such Concurrent Rights apply, less (2) the aggregate exercise price paid for such vested shares of Common Stock. Independent Rights shall be granted independently of any option and will entitle the holder upon exercise thereof to an appreciation distribution payable in cash in an amount equal to (1) the aggregate fair market value (on the date of the exercise of the Independent Right) of a number of shares of Common Stock equal to the number of vested share equivalents with respect to which the holder is exercising the Independent Right on such date, less (2) the aggregate fair market value (on the date of the grant of the Independent Right) of such number of shares of Common Stock.

     ADJUSTMENTS. With the consent of the affected holders, the Board has the authority to reprice outstanding options and stock appreciation rights and to cancel outstanding options and stock appreciation rights and grant new option and/or stock appreciation rights in lieu thereof.

     The 1997 Plan contains a provision which provides that equitable adjustments, as determined by the Board, will be made in the awards and in the maximum number of options and rights that may be granted to any eligible person in the event of any change in the number of issued shares of Common Stock or other securities then subject to the 1997 Plan which results from any stock split, stock dividend, recapitalization, merger, consolidation, combination of shares, exchange of shares or other similar corporate change or other transaction not involving the receipt of consideration by the Company. Upon the occurrence of certain changes in control events involving the Company, the Board has the authority to terminate the awards outstanding under the 1997 Plan or provide for the grant of a substitute security.

     AMENDMENTS. The Board may amend or terminate the 1997 Plan at any time and in any manner. However, unless it relates to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will (i) increase the number of shares of Common Stock reserved for Stock Awards under the 1997 Plan; (ii) modify the requirements as to eligibility for participation in the 1997 Plan to the extent such modification requires shareholder approval in order for the 1997 Plan to satisfy the requirements of Section 422 of the Code; or (iii) modify the 1997 Plan in any other way if such modification requires shareholder approval in order for the 1997 Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

     Additionally, no recipient of any award may, without his or her consent, be deprived of any of his or her rights thereunder or with respect thereto as a result of any such amendment.

     PLAN DURATION. The Board may suspend or terminate the 1997 Plan at any time. Unless sooner terminated, the 1997 Plan terminates on March 21, 2007. No Stock Awards may be granted under the 1997 Plan while the 1997 Plan is suspended or after it is terminated. Rights and obligations under any Stock Award granted while the 1997 Plan is in effect will not be altered or impaired by suspension or termination of the 1997 Plan, except with the written consent of the person to whom the Stock Award was granted.

     FEDERAL INCOME TAX TREATMENT. The following general discussion of federal income tax consequences is only a summary of principal considerations based upon the tax laws and regulations of the United States existing as of the date hereof, all of which may be subject to modification or change at any time, in some cases retroactively. This discussion is also qualified by certain exceptions and the particular circumstances of individual optionees, which may substantially alter or modify the consequences herein discussed. Optionees, in addition, may be subject to state and estate or other taxation.

     The 1997 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit-sharing and other employee benefit plans).

     Incentive Stock Options ("ISOs"). With respect to ISOs granted under the 1997 Plan, an optionee generally will not recognize any income upon the grant or the exercise of the option. Upon a subsequent disposition of the stock, the optionee will generally recognize long-term capital gain or loss equal to the difference between the amount paid for the stock and the amount realized on its disposition, provided that the stock is not disposed of for at least two years from the date the option is granted and for at least one year from the date the stock is transferred to the optionee.

     If the stock received pursuant to the exercise of an ISO is disposed of prior to the aforementioned two-year or one-year periods (a "disqualifying disposition"), the optionee will generally recognize ordinary, compensation income upon the making of such disqualifying disposition, in an amount equal to the lesser of (i) the fair market value of the option shares on the exercise date, minus the exercise price, and (ii) the amount realized on the disposition, minus the exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will generally be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

     If an optionee exercises an ISO, in whole or in part, with previously acquired stock of the Company, the exchange will not affect the ISO treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired stock to the Company, and the shares of stock received by the optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period for long-term capital gain purposes as such previously acquired stock. (The optionee will not, however, be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements.) Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis of zero and a holding period which commences as of the date of exercise. If the exercise of an ISO is effected using stock previously acquired through the exercise of an ISO, the exchange of such previously acquired shares of stock will be considered a disposition of such stock for the purpose of determining whether a disqualified disposition has occurred.

     When the optionee exercises an ISO granted under the 1997 Plan, the difference between the exercise price paid and the then fair market value of the stock will constitute an "item of adjustment" which may subject the optionee to the alternative minimum tax ("AMT") imposed by Section 55 of the Code. However, if a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included as AMT income is the gain realized on the disposition of the stock. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disposition will not be considered income for AMT purposes. In addition, the basis of the stock for determining gain or loss for AMT purposes will be the exercise price for the stock, increased by the amount that the AMT income was increased due to the earlier exercise of the ISO.

     The Company will generally not be entitled to any federal income tax deduction with respect to ISOs granted or exercised under the 1997 Plan. However, if the optionee makes a "disqualifying disposition," then the Company generally will be entitled to a deduction in the year of such disqualifying disposition in an amount equal to the income includable by the optionee with respect to the transaction.

     Nonqualified Stock Options. An optionee who is granted an option or similar right to acquire Common Stock under the 1997 Plan that does not qualify for ISO treatment (a "nonqualified stock option") will not realize any income upon the grant of such option, but generally will realize ordinary income when the nonqualified stock option is exercised. The amount of income to be recognized by the optionee is equal to the difference between the amount paid for the stock and the fair market value of the stock received. The ordinary income received will constitute compensation for which tax withholding may be required.

     If, however, a profitable sale of the stock subject to a nonqualified stock option under the 1997 Plan could subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, then such optionee will generally recognize ordinary income on the date when such optionee is no longer subject to such liability (or, if earlier, six months from the transfer of the stock to the optionee) in an amount equal to the fair market value of the shares on such date less the exercise price. However, the optionee may elect within thirty days of the date of exercise to recognize ordinary income as of the date of exercise.

     Shares received pursuant to the exercise of a nonqualified stock option granted under the 1997 Plan will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares received generally will begin on the date of exercise or other relevant date. Upon the subsequent sale of such shares, the optionee will generally recognize long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year (and provided that the shares constitute capital assets in the hands of the selling stockholder), in an amount equal to the difference between the selling price and the stockholder's tax basis in the shares sold.

     If an optionee exercises a nonqualified stock option, in whole or in part, with previously acquired stock of the Company, the optionee will recognize ordinary income in the amount by which the fair market value of the stock received by the optionee exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired stock to the Company. Shares of stock received by an optionee, equal in number to the previously acquired shares of stock exchanged therefor, will have the same tax basis and holding period as such previously acquired stock. Shares of stock received by an optionee in excess of the number of such previously acquired shares of stock will have a tax basis equal to the fair market value of such additional shares of stock as of the date ordinary income is received, and the holding period for such additional shares of stock will commence as of the date of exercise or such other relevant date.

     With respect to the grant and exercise of nonqualified stock options under the 1997 Plan, the Company generally will be entitled to a federal income tax deduction in its tax year within which the optionee recognizes income (that is, the taxable year of the Company in which or with which the optionee's taxable year of income recognition ends) equal to the amount of income recognized by the optionee.

     Restricted Stock. Awards to eligible persons under the 1997 Plan may include bonuses or other grants of shares that are subject to restrictions or vesting schedules. The recipient generally will not be taxed until the restrictions on such shares expire or are removed, at which time he or she will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, the optionee may elect within thirty days of the date of receipt of the restricted shares to recognize ordinary income as of the date of receipt, and the Company will be entitled to a deduction, on the date of the optionee's receipt of the restricted shares, equal to the excess of the fair market value of the shares on that date over the purchase price.

     Miscellaneous Awards. Awards may be granted under the 1997 Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon their specific terms.

     Withholding. Generally, the Company will make arrangements for withholding applicable taxes with respect to ordinary income recognized by an employee in connection with awards made under the 1997 Plan. Special rules will apply in cases where the recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. Such delivery of shares will in certain circumstances result in the recognition of income with respect to such shares.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon present in person or by Proxy at the Meeting is required to permit this amendment. With respect to the vote on the amendment to the 1997 Stock Incentive Plan, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. However, broker non-votes will not be counted as votes cast for or against amendment of the 1997 Stock Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN.

                               OTHER INFORMATION
                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 7, 1998 certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of the Company's Directors, (iii) each of the Company's Named Executive Officers, and (iv) all of the Company's executive officers and Directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address for each of the principal stockholders is c/o Dental/Medical Diagnostic Systems, Inc., 200 N. Westlake Boulevard, Suite 202, Westlake Village, California 91362.

                                                                NUMBER OF SHARES
                            NAME                              BENEFICIALLY OWNED(1)    PERCENTAGE(1)
                            ----                              ---------------------    -------------
Robert H. Gurevitch(2)......................................          875,498              17.1%
Marvin H. Kleinberg(3)......................................            5,120                 *
Dewey Perrigo(4)............................................          119,464               2.3%
Jack D. Preston(5)..........................................           13,000                 *
Merle Roberts(6)............................................           37,066                 *
Ronald Wittman(7)...........................................           26,000                 *
J. Steven Emerson(8)........................................          355,134               6.7%
  1056 Ilona Avenue, Los Angeles, CA 90064
All Officers and Directors as a Group (6 Persons)(9)........        1,076,148              20.6%

COMPANY MUST UPDATE AND CALCULATE BASED ON STOCKHOLDERS LISTS FROM TRANSFER
AGENT
---------------
* Less than one percent.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Includes 5,120 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

(3) Includes 5,120 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

(4) Includes 34,133 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

(5) Includes 11,000 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

(6) Includes 17,066 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

(7) Includes 25,000 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

(8) Includes 100,000 shares of Common Stock underlying Common Stock purchase Warrants issued in the Debt Placement and 48,000 shares of Common Stock underlying an aggregate of 48,000 of the Company's Redeemable Common Stock Purchase Warrants which were exercisable on or which will become exercisable within 60 days of April 1, 1998. See Proposal Two of this Proxy Statement and "Certain Relationships and Related Transactions."

(9) Includes 97,439 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of April 1, 1998.

                                                                       ANNEX "A"

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                               PURCHASE AGREEMENT

     $4,500,000 PRINCIPAL AMOUNT OF 12% SENIOR SUBORDINATED NOTES DUE 1999

                           DATED AS OF MARCH 2, 1998

To the Purchasers named in Schedule 1 hereto:

     The undersigned, Dental/Medical Diagnostic Systems, Inc., a Delaware corporation (the "Company"), agrees with you as follows:

SECTION 1. DESCRIPTION OF NOTES; COMMITMENT; SALE AND PURCHASE AND CONVERSION.

     SECTION 1.1 Description of Notes. The Company has authorized the issue and sale of $4,500,000 aggregate principal amount of its 12% Senior Subordinated Notes due 1999 (the "Notes") to be dated the date of issue, to bear interest from such date at the rate of 12% per annum, payable semi-annually, or if any day on which such interest payment is due is not a Business Day, on the next preceding Business Day, and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Overdue Rate from the date such payment is due, whether by acceleration or otherwise, until paid, to be expressed to mature on the first anniversary of the date of issuance (the "Maturity Date") and to be substantially in the form attached hereto as EXHIBIT A. Interest on the Notes shall be computed on the basis of a 360-day year or twelve 30-day months. The Notes are subject to prepayment in whole or in part or redemption at the option of the Company at any time prior to their expressed Maturity Date on the terms and conditions and in the amounts and with the premium, if any, set forth in Section 3 of this Agreement. Each of the Notes is convertible into shares of Common Stock of the Company, par value $.01 per share, (the "Conversion Shares") only upon the terms and conditions set forth in Section 1.4 below. The term "Notes" as used herein means the Notes delivered pursuant to this Agreement. The terms that are capitalized herein shall have the meanings set forth in Section 10 hereof unless the context shall otherwise require.

     SECTION 1.2 Description of Warrants. The Company has authorized the issue and sale of 450,000 warrants (the "New Warrants") to purchase Common Stock to be dated the Closing Date and to be substantially in the form attached hereto as EXHIBIT B.

     SECTION 1.3 Commitment; Sale and Purchase. The Notes and New Warrants will be issued and sold pursuant to this Agreement between you and the other Purchasers and the Company dated the date first above written for the aggregate purchase price in cash of $4,500,000. The Notes and the New Warrants delivered to you on the Closing Date (as defined below) will be delivered to you in the form of a single registered Note for the full amount of your purchase (unless different denominations are specified by you) and a single New Warrant Certificate, registered in your name or in the name of such nominee as you may specify and in the form attached hereto as EXHIBIT A, and EXHIBIT B. On the terms and subject to the conditions set forth in this Agreement, each of the Purchasers agrees to purchase at the Closing from the Company, the aggregate amount of Notes and New Warrants allocated to each such Purchaser as set forth on SCHEDULE 1 to this Agreement, for the purchase price set forth for each such Purchaser on SCHEDULE 1. Upon execution of this Agreement, each Purchaser shall deliver to the Escrow Account (as defined below) by wire transfer an amount equal to the purchase price for the Notes and New Warrants being purchased by each such Purchaser. The agreement to purchase Notes and New Warrants by the Purchaser set forth in this Agreement is irrevocable by the Purchaser but will not constitute an agreement between the Purchaser and the Company until this Agreement is accepted and executed by the Company and, if not so accepted, the agreement to deliver the Notes and Warrants and the obligations of the Purchaser hereunder will terminate. All amounts received from the Purchasers by the Company as the Purchase Price for the Notes and New Warrants shall be held in trust in an escrow account ("Escrow Account") to be established by Troop Meisinger Steuber & Pasich, LLP its bank. All said amounts will be held in the Escrow Account until the Closing shall have occurred.

     SECTION 1.4 Conversion. Upon the occurrence of a Conversion Event, each Note holder shall have the right, at such holder's option, to elect to require the Company to convert, at a price per share equal to the Conversion Price on the Conversion Date, a portion of the unpaid principal and accrued interest of such holder's Note into a number of Conversion Shares which does not exceed the Initial Conversion Allocation of such Note. If shareholder approval is obtained for issuance of the Contingent Shares pursuant to Section 5.6, such holder may elect to require the Company to convert, at a price per share equal to the Conversion Price on the Conversion Date, up to the entire aggregate unpaid principal and interest then due under any Note held by such holder, in accordance with Section 7.3 of this Agreement. Fractional Shares of Common Stock are not to be issued upon conversion, but, in lieu thereof, the Company will pay a cash adjustment based on the Conversion Price. Except where cash payment is required as an adjustment as described above, no interest, principal or premium, if any, will be payable by the Company on any Note surrendered for conversion subsequent to the Conversion Date. The election to convert shall be made by the holder in accordance with the terms and provisions of Section 7.3 of this Agreement. The Conversion Notice shall be accompanied by an executed Investment Letter of the holder in the form attached hereto as EXHIBIT C. The Conversion Shares are subject to Securities Laws and other restrictions as set forth in
Section 9.1 of this Agreement unless a current registration statement is in effect under the Securities Act. The Company will issue to the holder of each Note a replacement Note with respect to any amounts remaining due and payable to the holder following any conversion as provided in Section 11.6.

     SECTION 1.5 Closing; Escrow Account. Subject to satisfaction of the conditions set forth in Section 2 below, the Closing of the purchase and sale of the Notes and the New Warrants pursuant to this Agreement shall take place at the offices of Troop Meisinger Steuber & Pasich, LLP, 10940 Wilshire Boulevard, Los Angeles, California 90024, on the third business day following receipt by the Company of the permit or qualification issued by the Department of Corporations of the State of California, as set forth in Sections 5.5 and 3.2(d) below, which in any event shall occur on or before March 22, 1998, or such later date as the Company and you shall mutually agree. The date of such Closing is hereinafter referred to as a "Closing Date." At the Closing, the Company shall deliver to each Purchaser a certificate or certificates evidencing the Notes and New Warrants purchased by such Purchaser, against delivery to the Company from the Escrow Account of the Purchase Price therefor. Troop Meisinger Steuber & Pasich is hereby instructed to deliver to the Company such amounts as the Company shall instruct by written notice executed and delivered to Troop Meisinger Steuber & Pasich by the President or Chief Financial Officer of the Company and the parties, and may rely exclusively and without further investigation upon such instructions.

SECTION 2. CLOSING CONDITIONS.

     SECTION 2.1 Conditions to Your Obligation to Close. Your obligation to purchase the Notes on the Closing Date shall be subject to the satisfaction (or waiver by the Purchasers pursuant to Section 8 below) of the following conditions on or before the Closing Date:

          (a) The Company's representations and warranties contained in Section 6 shall be true and correct in all material respects at and as of the Closing Date.

          (b) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein which are required to be performed or complied with by the Company on or before the Closing Date.

          (c) Pursuant to an application filed therefor as provided in Section
     5.5 below, a permit shall have been issued under Section 25113 of the California Corporations Code of 1968, as amended (the "California Code") by the California Commissioner of Corporations pursuant to the Rules and Regulations promulgated under the California Code.

     SECTION 2.2 Conditions to the Company's Obligation to Close. The Company's obligation to sell to you the Notes on the Closing Date shall be subject to the satisfaction (or waiver by the company) of the following conditions on or before the Closing Date:

          (a) Your representations and warranties contained in Section 6.2 shall be true and correct in all material respects at and as of the Closing Date.

          (b) The Company shall have received agreements from Purchasers acceptable to the Company to purchase at least $3,000,000 in principal amount of the Notes.

          (c) No suit, action, proceeding or investigation shall have occurred, be pending or threatened which would or seek to prevent or delay beyond the date of the Closing the consummation of the transactions contemplated by this Agreement.

          (d) Pursuant to an application filed therefor as provided in Section
     5.5 below, a permit shall have been issued under Section 25113 of the California Code by the California Commissioner of Corporations pursuant to the Rules and Regulations promulgated under the California Code.

SECTION 3. PREPAYMENT OF NOTES.

     Except as described below in this Section 3, the Notes will not be subject to prepayment and redemption by the Company prior to the Maturity Date.

     SECTION 3.1 Optional Prepayments. The Company shall have the privilege at any time of prepaying the outstanding Notes, in whole or in part, by payment of a redemption price in cash equal to 102% of the principal amount of the Notes together with accrued and unpaid interest to the date fixed for prepayment.

     SECTION 3.2 Mandatory Prepayment. Promptly upon the occurrence of a Liquidity Event and as a condition thereto, the Company shall prepay the outstanding Notes, in whole and not in part, by payment in cash equal to 102% of the principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to the date of such prepayment.

     SECTION 3.3 Notice of Prepayments. The Company will give notice of any prepayment of the Notes to each holder thereof, not less than 30 days nor more than 60 days before the date fixed for such prepayment. Any notice of prepayment hereunder shall specify (a) such date or approximate date, as the case may be, for prepayment, (b) the subsection of this Agreement under which the prepayment is to be made, (c) the aggregate principal amount of Notes to be redeemed and
(d) the accrued interest applicable to the prepayment. Such notice of prepayment shall also certify all facts which are conditions precedent to any such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with accrued interest thereon shall become due and payable on the prepayment date.

     SECTION 3.4 Direct Payment. Notwithstanding anything to the contrary in this Agreement or the Notes, in the case of any Note owned by (or by a nominee of) a holder that has given written notice to the Company requesting that the provisions of this Section 3.4 shall apply, the Company will promptly and punctually pay when due the principal thereof and premium, if any, and interest thereon, without any presentment thereof, directly to such holder or such nominee, at the address thereof set forth in Schedule I or at such other address as such holder may from time to time designate in writing to the Company or, if a bank account is designated in any written notice to the Company from such holder, the Company will make such payments in immediately available funds to such bank account, no later than 1:00 p.m., New York time, on the date due, marked for attention as indicated, or in such other manner or to such other account of such holder in any bank in the United States as such holder may from time to time direct in writing. If for any reason whatsoever the Company do not make any such payment by such 1:00 p.m. transmittal time, such payment shall be deemed to have been made on the next following Business Day and such payment shall bear interest at the Overdue Rate.

SECTION 4. SUBORDINATION.

     SECTION 4.1 Notes Subordinated to Senior Indebtedness. The Company and each of you, by your acceptance of the Notes, agrees that the payment of the principal of, premium, if any, and interest on the Notes is subordinated, to the extent and in the manner provided in this Section 4, to the prior payment in full, in cash or cash equivalents, of all Senior Indebtedness. This Section 4 shall constitute a continuing covenant to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

     As a holder of Notes you agree that whatever right, title and interest, if any, that you have or may hereafter have in and to any assets provided to secure the principal of or premium or interest on the Notes, excluding the right to convert the Notes to Common Stock as provided in Section 1.4, shall at all times and in all respects be subject and subordinate to the right, title and interest (including security interest) in any such assets, if any, provided to secure the Senior Indebtedness unless and until the Senior Indebtedness has been paid in full in cash or cash equivalent. You agree that any and all right to set off any Indebtedness, obligation or liabilities you owe to the Company against the principal of or premium, or interest on the Notes and the right to assert any counterclaim in respect thereof is subject to the subordination provisions of this Section 4 and shall not be asserted unless and until the Senior Indebtedness has been paid in full in cash or cash equivalents (or such payment has been duly provided for).

     SECTION 4.2  No Payment on Notes in Certain Circumstances.

     (a) No payment shall be made on account of principal of, premium, liquidated damages or interest on the Notes (other than principal, interest, premium or liquidated damages paid with Junior Securities) (i) upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all Senior Indebtedness shall first be paid in full, in cash or cash equivalents, or duly provided for, or (ii) upon the happening of any default in payment of any principal of, interest on or reimbursement obligations in respect of any Senior Indebtedness when the same becomes due and payable, unless and until such default shall have been cured or waived or shall have ceased to exist.

     (b) No direct or indirect payment or distribution by or on behalf of the Company in respect of the Notes (other than principal, interest, premium or liquidated damages paid with Junior Securities) shall be made if, at the time of such payment or distribution there exists or would exist, without regard to any grace period or lapse of time, (i) a default in the payment of any obligations owing with respect to any Senior Indebtedness or (ii) any default under Sections 7.1(g) or 7.1(i) of this Agreement (collectively a "Payment or Bankruptcy Default"). In addition, during the continuance of any other event of default with respect to any Senior Indebtedness pursuant to which the maturity thereof may be accelerated, (x) upon receipt by the Company and holders of the Notes of written notice of such event of default and commencement of a "Payment Blockage Period' (as defined below) from the Senior Lender, or (y) if such event of default results from the failure to make any payment due with respect to the Notes, upon the date of such failure, no such payment or distribution may be made by or on behalf of the Company upon or in respect of the Notes for a period ("Payment Blockage Period") commencing on the earlier of the date of receipt of such notice or the date of such failure and ending 180 days thereafter (unless such Payment Blockage Period shall be terminated by written notice to the holders of the Notes from the Senior Lender). For all purposes of this Section 4.2(b), a Payment Blockage Period may not be commenced by a holder of Senior Indebtedness until the first Business Day immediately following the next scheduled interest payment date on the Notes occurring after the expiration or termination of any previous Payment Blockage Period. During any Payment Blockage Period or any period commencing on the date of a Payment or Bankruptcy Default ("Monetary Default or Bankruptcy Period") (unless such Monetary Default or Bankruptcy Period or Payment Blockage Period shall be terminated by written notice to the holders of the Notes from the Senior Lender), the holders of the Notes shall not, directly or indirectly, sue for, in whole or in part, any payment or distribution in respect of the Note, foreclose on any assets of Company, or file or otherwise commence any bankruptcy or insolvency proceeding against Company unless the maturity of the Senior Indebtedness has been accelerated, and unless the holders of the Notes have notified the holders of the Senior Indebtedness of their intent to take any such action. Until all Senior Indebtedness is paid in full, the holders of the Notes shall not accept or receive, directly or indirectly, any prepayment of the principal indebtedness of the Notes, whether by acceleration or otherwise, without the prior written consent of the Senior Lender; provided, however, no consent shall be required in order to prepay the Notes as contemplated by Section 3 hereof upon the occurrence of a Liquidity Event. Except as otherwise prohibited by this
Section 4.2, however, the holders of Notes shall be entitled to receive regularly scheduled payments of interest on, and regularly scheduled payments of principal of, the Notes. Notwithstanding the foregoing, in the event the Notes mature (on the Maturity Date and not by reason of acceleration) during any Monetary Default or Bankruptcy Period, in no event shall such Monetary Default or Bankruptcy Period continue for more than 180 days after the Maturity Date of the Notes. Nothing in this Section 4.2(b) shall impair or prohibit the holder's right to convert any Notes to Common Stock as provided in Section 1.4 of this Agreement.

     (c) If, notwithstanding the foregoing provisions of this Section 4.2, any payment on account of principal of or interest, premium or liquidated damages on the Notes (other than principal, interest, premium or liquidated damages paid with Junior Securities) shall be made by or on behalf of the Company and received by any holder of Notes, at a time when such payment was prohibited by the provisions of this Section 4.2, then, unless and until such payment is no longer prohibited by this Section 4.2, such payment shall be received and held by such holder for the benefit of and shall be immediately paid over to the Senior Lender for application to payment of all Senior Lender's Indebtedness in full, and if any amounts remain, then to the holders of Senior Indebtedness or their representatives, pro rata according to the respective amounts of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents in accordance with its terms, after giving effect to any other payment or distribution or provision therefor to or for the holders of Senior Indebtedness, but only to the extent that, upon notice from the Company to the holders of Senior Indebtedness that such prohibited payment has been made, the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Company and the holders of Notes of the amounts then due and owing on the Senior Indebtedness, if any, and only the amounts specified in such notice shall be paid to the holders of Senior Indebtedness.

     (d) The Company shall give written notice to each holder of Notes of any default or event of default under, or any acceleration of, any Senior Indebtedness promptly upon becoming aware thereof.

     SECTION 4.3 Notes Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Company. Upon any distribution of assets of the Company and upon any dissolution, winding up, liquidation or reorganization of the Company (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors):

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payments of all Senior Indebtedness in full, in cash or cash equivalents (or to have such payment duly provided for), before the holders of the Notes are entitled to receive any payment on account of the principal of or interest, premium or liquidated damages on the Notes (other than principal, interest, premium or liquidated damages paid with Junior Securities);

          (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes would be entitled except for the provisions of this Section 4, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness or their representatives, pro rata according to the respective amounts of Senior Indebtedness held or represented by each, to the extent necessary to make payment in full, in cash or cash equivalents, of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holders of the Notes on account of principal of or interest, premium or liquidated damages on the Notes (other than principal, interest, premium or liquidated damages paid with Junior Securities) before all

     Senior Indebtedness is paid in full, in cash or cash equivalents, or provision made for its payment, such payment or distribution shall be received and held for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representatives (pro rata according to the respective amounts of Senior Indebtedness held or represented by each), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, in cash or cash equivalents, after giving effect to any other payment or distribution or provision therefor to the holders of such Senior Indebtedness, but only to the extent that, upon notice from the Company to the holders of Senior Indebtedness that such prohibited payment has been made, the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Company of the amounts then due and owing on the Senior Indebtedness, if any, and only the amounts specified in such notice shall be paid to the holders of Senior Indebtedness.

The Company shall give prompt written notice to each holder of Notes of any dissolution, winding up, liquidation, or reorganization of the Company or assignment for the benefit of creditors by the Company. Issuance of Conversion Shares upon a Conversion Event shall not be considered a "distribution" of securities or a "payment" for purpose of this Section 4.3.

     SECTION 4.4  Subrogation to Rights of Holders of Senior Indebtedness.

     (a) Subject to the payment in full in cash or cash equivalents of all Senior Indebtedness (or due provision therefor), the holders of Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company until all amounts owing on the Notes shall be paid in full, in cash or cash equivalents, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the holders of Notes by virtue of this Section 4, that otherwise would have been made to the holders of the Notes shall, as between the Company, on the one hand, and the holders of the Notes, on the other, be deemed to be payment by the Company to or on account of the holders of the Notes, it being understood that the provisions of this Section 4 are and are intended solely for the purpose of defining the relative rights of the holders of Notes, on the one hand, and the holders of Senior Indebtedness, on the other.

     (b) If any payment or distribution to which the holders of Notes would otherwise have been entitled but for the provisions of this Section 4 shall have been applied, pursuant to the provisions of this Section 4, to the payment of amounts payable under the Senior Indebtedness, then the holders of the Notes shall be entitled to receive from Senior Indebtedness any payments or distributions received by such holder of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness in full in cash or cash equivalents, after giving effect to any other payment or distribution or provision therefor to or for the holders of Senior Indebtedness. The holders of Senior Indebtedness by accepting such payments or distributions shall be deemed to agree to the provisions of this
Section 4.

     Issuance of Conversion Shares shall not be considered a "distribution" or a "payment" for purposes of this Section 4.4.

     SECTION 4.5  Obligations of the Company Unconditional.

     (a) Nothing contained in this Section 4 or elsewhere in this Agreement or in any Note is intended to or shall impair, as between the Company, on the one hand, and the holders of the Notes, on the other, the respective obligations of the Company, which are absolute and unconditional, to pay to the holders of the Notes the principal, premium, if any, of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent any holder of the Notes from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Section 4, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     (b) Without limiting the foregoing, the failure to make a payment on account of principal, premium, if any, or interest on the Notes by reason of any provision of this Section 4 shall not be construed as preventing the occurrence of a Default or an Event of Default.

     (c) Upon any distribution of assets of the Company, the holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to such holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

     SECTION 4.6 Subordination Rights Not Impaired. No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms of this Agreement. The terms of Section 4, the subordination effected hereby and the rights of the holders of the Senior Indebtedness created hereby shall not be affected by (a) any exercise or non-exercise of any right, power or remedy under or in respect of any Senior Indebtedness or any instrument, agreement or other documentation relating thereto or any collateral relating thereto or (b) any waiver, forbearance, compromise, consent, release, indulgence, delay or other action, inaction or omissions, in respect of any Senior Indebtedness or any instrument, agreement or other documentation relating thereto, including, without limitation, (i) the taking or accepting of collateral as security for any or all of the Senior Indebtedness or the release, surrender or exchange of any collateral now or thereafter securing any or all of the Senior Indebtedness, or (ii) the non-perfection of any security interest or lien securing any or all of the Senior Indebtedness, whether or not any holder of any Note shall have had notice or knowledge of any of the foregoing.

     No course of dealing with holders of the Notes or delay by a holder of the Senior Indebtedness in exercising any right or remedy hereunder or in failing to exercise the same shall operate as a waiver thereof.

     SECTION 4.7 Effectiveness of Subordination. This Section 4 shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment of any of the Senior Indebtedness, in whole or in part, is rescinded or must otherwise be restored or refunded by a holder of the Senior Indebtedness as a preference, fraudulent conveyance or otherwise under any Bankruptcy Law, all as though such payment had not been made.

     SECTION 4.8 Proof of Claims in Bankruptcy. If the holder of any Note does not file a proper claim or proof of claim of debt in the form required in any bankruptcy, insolvency or similar proceeding prior to 5 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the holder of such Notes; provided, that the holders of Senior Indebtedness have provided written notice to the holder of such Note of their intention to so file not less than 30 days before such expiration.

SECTION 5. COMPANY'S COVENANTS.

     SECTION 5.1 Limitation on Restricted Payments. So long as the Notes shall remain outstanding, the Company shall not, directly or indirectly:

          (a) declare or pay any dividend or make any distribution on account of the Equity Interests of the Company or any Subsidiary (other than (x) dividends or distributions payable in Capital Stock (other than Disqualified Stock) of the Company (y) dividends or distributions payable by any Subsidiary of the Company to the Company or any Wholly Owned Subsidiary of the Company or (z) conversion of the Notes); or

          (b) purchase, redeem or otherwise acquire or retire for value any Equity Interest of the Company or any Subsidiary or other Affiliate of the Company (other than the issuance of Common Stock upon exercise of the New Warrants or the Existing Warrants, redemption or repurchase of the Existing

     Warrants, issuance of the Conversion Shares upon conversation of the Notes, or any such Equity Interest owned by the Company or any Wholly-Owned Subsidiary of the Company).

Notwithstanding the foregoing, nothing in this Section 5.1 shall prevent the sale of Equity Interests by DMD-UK, including without limitation a public offering of Equity Interests in DMD-UK, or the repurchase, including repurchase at a premium, of any Equity Interests of DMD-UK whether now outstanding or issued in the future.

     SECTION 5.2 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the holders of the Notes but shall suffer and permit the execution of every such power as though no such law has been enacted.

     SECTION 5.3 Future Borrowings. So long as any of the Notes is outstanding, the Company will not, and will not permit any of its Subsidiaries to, make loans or advances to, or guarantee the obligations of any person, including any Subsidiary, which is senior to the Notes, except for additional borrowings from existing lenders of Senior Indebtedness.

     SECTION 5.4  Presentation of Approval of Contingent Shares by
Shareholders. The Company shall, prior to the first anniversary of the date of this Agreement, seek approval from the Company's shareholders sufficient to authorize issuance of the Contingent Shares under applicable shareholder approval requirements of (and the Company's agreements with) The NASDAQ Smallcap Market and/or such other stock markets or national stock exchanges upon which equity securities of the Company are now or hereafter listed or approved for quotation. The obligation of the Company set forth in this paragraph shall terminate upon repayment of the entire aggregate principal amount and all interest accrued upon all of the Notes. The Company shall be required to seek shareholder approval for issuance of the Contingent Shares on only one occasion and, unless such approval is received, the Notes shall not be convertible into any number of shares which exceeds the Initial Conversion Allocation notwithstanding any provision of this Agreement to the contrary.

     SECTION 5.5 Application for Qualification or Permit Under the California Code. As soon as practicable after execution of this Agreement, the Company will file with the California Department of Corporations an application for such permits as may be required to obtain for the Notes an exemption from the usury provisions of the Constitution of the State of California for the Notes pursuant to the provisions of Section 25116 of the California Code. The Company will use its best efforts to obtain such permits with respect to sale of the Notes under the California Code.

SECTION 6. REPRESENTATIONS AND WARRANTIES.

     SECTION 6.1 Representations of the Company. The Company represents and warrants:

          (a) The Company and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company and each of its Subsidiaries has all the requisite power and authority to own or lease and operate its properties and to carry on its business as in the manner and in the locations as presently conducted except where the failure to do so would not have a Material Adverse Effect upon the business or operations of the Company taken as a whole. The Company and each of its Subsidiaries is duly licensed and qualified to do business as a foreign corporation and is in good standing as a foreign corporation in each jurisdiction, if any, in which the ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect upon its business or operations;

          (b) The Company and each of its Subsidiaries has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement and to carry out the transactions contemplated hereby, and has duly and properly taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby;

          (c) The Company has obtained all necessary consents from the Senior Lender under the Credit Agreements;

          (d) This Agreement constitutes legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except for the effect upon this Agreement of usury, bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally; and

          (e) The authorized capital stock of the Company consists of 20,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share. Of such capital stock, 5,115,777 shares of Common Stock are issued and outstanding, all of which have been duly authorized and validly issued and are fully paid and nonassessable. The Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and have the rights, preferences and privileges specified in the Restated Certificate of Incorporation of the Company (the "Certificate"). There are no other shares of capital stock issued and outstanding and no shares of treasury stock. Except for the New Warrants for the purchase of the Warrant Shares to be issued in connection with the sale of the Notes, for the Conversion Shares of Common Stock which may be, under certain circumstances, issuable upon conversion of the Notes as provided in Section 1.4 of this Agreement, the Existing Warrants to purchase 3,850,000 shares of Common Stock issued in connection with the Company's Initial Public Offering, options to employees of the Company to purchase shares of the Company's Common Stock issued pursuant to the Company's 1997 Stock Incentive Plan, and 183,701 additional options issued outside of such Plan, there are no outstanding options, warrants, calls securities convertible into or exchangeable for any of the Company's capital stock, or other rights, including, without limitation, rights to demand registration or to sell in connection with any registration by the Company under the Securities Act with respect to the issued capital stock of the Company (other than pursuant to Section 9 of this Agreement), or to purchase or subscribe for capital stock of the Company. There are no voting trust agreements or other contracts, agreements arrangements, commitments, plans, proxies or understandings restricting or otherwise relating to conveyance, voting or dividend rights with respect to the outstanding capital stock, including, without limitation, the voting or transfer thereof. All of the issued and outstanding shares of the Company's Subsidiaries are owned by the Company.

          (f) The Company has filed with the SEC all forms, reports, registration statements, proxy statements and other documents (collectively, the "Company Reports") required to be filed by the Company under the Securities Act and the Exchange Act, and the Rules and regulations promulgated thereunder (the "Securities Laws") except failures to file which, individually or collectively, do not have a Material Adverse Effect on Company. The Company has heretofore made available to you true and complete copies of all Company Reports filed with the SEC. As of their respective dates, or, in the case of registration statements, as of their effective dates, all of the Company Reports, including all exhibits and schedules thereto and all documents incorporated by reference therein, (i) complied as to form in all material respects with the requirements of the Securities Laws applicable thereto, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has filed with the Commission all documents and agreements which were required to be filed as exhibits to the Company Reports, except failures to file, if any, which, individually or collectively, do not have a Material Adverse Effect on Company. The audited financial statements and unaudited interim financial statements of the Company included or incorporated by reference in the Company Reports (collectively, the "Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of the Company as of and at the dates thereof and the results of operations and cash flows for the periods then ended, subject in the case of the unaudited interim financial statements, to normal, recurring year-end adjustments and any other adjustments described therein, which were not and are not expected to be material in amount or effect. Except as set forth or reflected in the Company Financial Statement at September 30, 1997 or as set forth in the unaudited balance sheets included in the Company Reports since that date, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any kind or nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected or reserved against in any balance sheet of the Company or such Subsidiaries, or in the notes thereto, prepared in accordance with GAAP consistently applied, except liabilities since September 30, 1997 either (i) in the ordinary course of business or (ii) which, individually or collectively, would not have a Material Adverse Effect on Company.

          (g) Except for a commission of 6% of the face amount of the Notes issued by the Company hereunder payable by the Company from the proceeds of the Notes in connection with the services of a licensed Broker/Dealer, the Company has not dealt with any broker, finder, commission agent or other Person in connection with the sale of the Notes or the Warrants and the transactions contemplated by this Agreement, and the Company is not under any obligation to pay any broker's fee, commission or financial advisory fee in connection with such transactions.

     SECTION 6.2 Representations of the Purchasers. You represent and warrant to the Company as follows:

          (a) If you are a corporation, partnership, trust or limited liability company, you are duly organized or formed, validly existing and, if applicable, in good standing under the laws of the State of your formation and have all the requisite power and authority to own or lease and operate your properties and to carry on your business as now conducted and as proposed to be conducted.

          (b) You have all requisite power and authority to perform all of your obligations under this Agreement and to carry out the transactions contemplated hereby. You have duly and properly taken all actions necessary to authorize you to enter into and perform your obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes your legal, valid and binding obligations, enforceable in accordance with its terms, except for the effect upon this Agreement of bankruptcy, insolvency, reorganization, moratorium and other similar laws related to or affecting the rights of creditors generally.

          (c) You acknowledge that the Securities have not been registered under the Securities Act nor qualified under any state securities or blue sky laws in reliance upon exemptions from registration contained in those respective laws, and that the Company's reliance upon such exemptions is based in part upon your representations and warranties. You represent that:

             (1) The Securities to be purchased by you pursuant to this Agreement are being acquired by you solely for your own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of them.

             (2) You are able to bear the economic risk of an investment in the Securities acquired by you pursuant to this Agreement and can afford to sustain a total loss on such investment.

             (3) You (i) have a preexisting personal or business relationship with the Company or its officers and/or directors, or (ii) are an experienced and sophisticated investor, are able to fend for yourself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of acquiring the Securities, or (iii) by reason of the business or financial experience of your professional advisors who are unaffiliated with the Company, can be reasonably assumed to have the capacity to protect your own interests in connection with an investment in the Securities.

             (4) You have not been formed or organized for the specific purpose of acquiring the Securities.

             (5) You have had, during the course of this transaction and prior to your purchase of the Securities, the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Company and the terms and conditions of this Agreement, and you hereby acknowledge that you or your representatives have received all such information as you consider necessary for evaluating the risks and merits of acquiring the Securities and for verifying the accuracy of any information furnished to it or to which it had access. You represent and warrant that the nature and amount of the Securities you are purchasing is consistent with your investment objectives, abilities and resources.

             (6) An investment in the Notes and Warrants involves a high degree of risk. You acknowledge that you have carefully considered (i) the information contained in the Company Reports and the information set forth under the captions "Risk Factors" and "Cautionary Statements and Risk Factors" set forth therein, and (ii) the information entitled "Risk Factors Associated with an Investment in Senior Subordinated Debt Securities" attached as EXHIBIT D hereto.

             (7) You are an "Accredited Investor" for purposes of Regulation D promulgated by the Commission under the Securities Act. For the purpose of this Agreement, an "Accredited Investor" means:

                (i) Any bank as defined in Section 3(a)(2) of the Securities Act or any Savings and Loan Association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, Savings and Loan Association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors;

                (ii) Any private business development company as defined in
           Section 202(a)(22) of the Investment Advisors Act of 1940;

                (iii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of purchasing the security offered, with total assets in excess of $5,000,000;

                (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income reaching the same level in the current year;

                (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

                (viii) Any entity in which all of the equity owners are accredited investors;

          (d) You understand that any Securities issued pursuant to this Agreement constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act or an applicable exemption from such registration. In this connection, you acknowledge that Rule 144 of the Commission is not now, and may not in the future be, available for resales of the Securities hereunder. Unless the Securities are registered pursuant to Section 9, you further acknowledge that the following securities legend shall be placed on any Securities issued to you hereunder:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

          (e) You acknowledge that any written Business Plan and any projections in connection therewith delivered to you prior to the Closing with respect to the Company or its business (the "Business Plan") are estimates of future performance which are inherently inaccurate, and that information in the Business Plan including such projections are not a guarantee of future performance. The Business Plan includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act") and Section 21E of the Exchange Act. All statements other than statements of historical fact included in the Company Reports, including, without limitation, the statements regarding the Company's strategies, plans, objectives and expectations; the Company's ability to design, develop, manufacture and market products; the ability of the Company's products to maintain commercial acceptance; the Company's ability to achieve new product commercialization; the anticipated growth of its target markets; its future operating results; and other matters are all forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations are set forth in the Company Reports and the information set forth under the captions "Risk Factors," and "Cautionary Statements and Risk Factors" therein, and EXHIBIT D to this Agreement. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the information set forth under the captions "Risk Factors," and "Cautionary Statements and Risk Factors" therein, and EXHIBIT D to this Agreement. You represent and agree that you are not relying on the accuracy of the Business Plan in making an investment in the Securities.

SECTION 7. EVENTS OF DEFAULT AND REMEDIES THEREFOR.

     SECTION 7.1 Events of Default. Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

          (a) Default shall occur in the making of payment of the principal of or interest on any Note (including, without limitation, pursuant to Section 3.2) or the premium, if any, thereon at the expressed or Maturity Date or at any date fixed for prepayment and, such default shall not have been remedied or waived in writing within 5 days following receipt by the Company of notice of such default from any holder; or

          (b) Default shall occur in the observance or performance of any provision of this Agreement and, provided such default is capable of being cured, such default shall not have been remedied or waived in writing within 30 days following receipt by the Company of notice of such default from any holder of the

     Notes or the Company shall have materially breached any of the representations or warranties contained herein; or

          (c) Default or the happening of any event shall occur under any indenture, agreement or other instrument under which any Senior Indebtedness with an aggregate principal amount of at least $100,000 (other than the Notes) of the Company may be issued or outstanding and, as a result thereof, the maturity of any such Senior Indebtedness has been accelerated; or

          (d) Final judgment or judgments for the payment of money (other than judgments as to which a reputable insurance company has accepted in writing full liability) aggregating in excess of $250,000 is or are outstanding against the Company or against any property or assets thereof and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 90 days from the date of its entry; or

          (e) The Company (i) becomes insolvent, (ii) is generally not paying its debts as they become due, (iii) makes an assignment for the benefit of creditors, (iv) applies for or consents to the appointment of a custodian, trustee, liquidator, or receiver for the Company or for all or substantially all of any of their respective property or (v) admits in writing its inability to pay debts as the same become due; or

          (f) A custodian, trustee, liquidator or receiver is appointed for the Company or for all or substantially all of the property of any of them and is not discharged within 90 days after such appointment; or

          (g) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and are consented to or are not dismissed within 90 days after such institution.

     Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, except as provided in Section 1.4 permitting conversion of the Notes to Common Stock, so long as any Senior Indebtedness remains outstanding, no holder of a Note nor any Purchasers shall seek to enforce its rights under this Agreement prior to the time permitted under Section 4 of this Agreement or other than in accordance with the provisions of Section 4 of this Agreement.

     SECTION 7.2 Notice to Holders. When any Event of Default has occurred, or if the holder of any Note or of any other evidence of Indebtedness of the Company gives any notice or takes any other action with respect to a claimed default, including accelerating the maturity of the Notes under Section 7.3 below, the Company agrees to give notice within three Business Days of such event to all holders of the Notes then outstanding.

     SECTION 7.3 Acceleration of Maturities; Notice of Acceleration or Conversion. When any Event of Default described in Section 7.1 has happened and is continuing, any holder of any Note may, by notice in writing sent in the manner provided in Section 11 hereof to the Company, declare the entire principal and all interest accrued on such Note to be, and such Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

     Alternatively, if such Event of Default is a Conversion Event, such holder may, by notice in writing as provided in Section 11.9 ("Conversion Notice") elect to convert a portion of the unpaid principal and accrued interest of such holder's Note into a number of Conversion Shares which does not exceed the Initial Conversion Allocation of such Note as provided in Section 1.4 of this Agreement. If shareholder approval for issuance of Contingent Shares is obtained as contemplated by Section 5.4, such holder may elect to require the Company to convert, at a price per share equal to the Conversion Price on the Conversion Date, up to the entire unpaid principal and interest then due under any Note held by such holder. The Conversion Notice shall be delivered within three hundred and sixty-five days of the date of the Conversion Event, and shall specify the date for conversion, which shall not exceed 30 days from the date such Conversion Notice is given. The Conversion Notice shall be accompanied by an executed Investment Letter in the form attached hereto as

EXHIBIT C. The obligation of the Company to deliver the Conversion Shares shall be expressly conditioned upon receipt of such Investment Letter.

     Upon the Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the holders of the Notes the entire principal and interest (including interest, if any, accrued at the Overdue Rate, and any interest accrued subsequent to an Event of Default described in paragraphs (e), (f) or (g) of Section 7.1).

     No course of dealing on the part of any holder of Notes nor any delay or failure on the part of any holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such holders' rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the holder or holders of the Notes all costs and expenses incurred by them in enforcing their rights hereunder and under the Notes, including (without limitation) in the collection of any amount due hereunder and under the Notes upon any default hereunder or thereon, including the fees and expenses of such holder's or holders' attorneys for all services rendered in connection therewith.

     Upon receipt of a Conversion Notice, the Company will deliver the Conversion Shares and the holder shall tender the Note on the Conversion Date unless another date for conversion is agreed to by the parties in writing.

     SECTION 7.4 Rescission of Acceleration. The provisions of Section 7.3 are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through
(h), inclusive, of Section 7.1, the holders of a majority in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled or rescinded:

          (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

          (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium, if any, on the Notes that has become due and payable solely by reason of such declaration under Section 7.3) shall have been duly paid; and

          (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 7.1;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto or the right of any holder to elect to convert any Note.

SECTION 8. AMENDMENTS, WAIVERS AND CONSENTS.

     SECTION 8.1 Consent Required. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least a majority in aggregate principal amount of outstanding Notes; provided that without the written consent of the holders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective (a) which will change the time of payment or reduce the principal amount thereof or change the rate or interest thereon, or
(b) which will change any of the provisions with respect to optional prepayment or (c) which will change the percentage of holders of the Notes required to consent to any such amendment, modification or waiver of any of the provisions of this Section 8 or Section 7; and, provided further, that no amendment, modification or waiver of any term, covenant or agreement of Section 9 of this Agreement may be made except as provided in Section 9. Any term, covenant, agreement or condition of the New Warrant agreements may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least a majority of the outstanding New Warrants. So long as any Senior Indebtedness is outstanding under the Credit Agreement and the holders of the Notes have no written agreement with such parties regarding subordination of the Notes, the provisions of Section 7 may not be amended or waived without the prior written consent of the Senior Lender or the holders of a majority in principal amount of the Senior Indebtedness outstanding thereunder.

     SECTION 8.2 Solicitation of Note holders. The Company will not solicit, request or negotiate for or with respect to any proposed amendment, modification or waiver of any of the provisions of this Agreement or the Notes unless each holder of the Notes (irrespective of the amount of the Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant in the provisions of Section 8.1 of this Section 8.2 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Notes as consideration for or as an inducement to the entering into by any holder of the Notes of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.

     SECTION 8.3 Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 9. REGISTRATION OF REGISTRABLE SECURITIES

     SECTION 9.1  Registration.

     (a) Warrant Shares. The Company shall use all reasonable efforts following the Closing Date to effect the registration ("Warrant Share Registration") of the Warrant Shares on Form S-3 under the Securities Act for resale as expeditiously as reasonably possible by performing the following:

          (1) The Company shall, as expeditiously as possible following the Closing (but in any event within 45 days of Closing Date), prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the resale of the Warrant Shares. The Company shall use all reasonable efforts to cause the registration statement to become effective within 60 days of such filing and to remain effective for a period ending on the earlier of (i) five years from the effective date of such registration statement or (ii) the date on which, in the opinion Company counsel, all remaining Warrant Shares held by the Purchasers hereunder may be sold in any calendar quarter in unsolicited broker transactions without volume limitation pursuant to Rule 144 promulgated under the Securities Act (or any successor rule thereto). Your plan of distribution with respect to the Warrant Shares shall be limited to the following: (i) transactions effected through brokers, or (ii) negotiated transactions effected at such prices as may be obtainable and as may be satisfactory to you;

          (2) The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to update and keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement. Notwithstanding anything else to the contrary contained herein, the Company shall not be required to disclose any confidential information concerning pending acquisitions not otherwise Act required to be disclosed; and

          (3) The Company shall furnish to the holders of the Warrant Shares such number of copies of the final prospectus the holders may reasonably request in order to facilitate the sale of the shares owned by such holder. Holders of the Warrant Shares so registered shall comply with all prospectus delivery requirements under the Securities Act.

     (b) Conversion Shares. The Company shall use all reasonable efforts following, or at the election of the Company prior to, the Conversion Event, if any, to effect the registration ("Conversion Share Registration") on Form S-3 or such other form as the Company may deem appropriate of the Conversion Shares under the Securities Act for resale as expeditiously as reasonably possible by performing the following:

          (1) The Company shall, as expeditiously as possible following, or at the election of the Company prior to, the Conversion Event (but in any event within 45 days following the Conversion Event), prepare and file with the Commission a registration statement with respect to the resale of the Conversion Shares. The Company shall use all reasonable efforts to cause the registration statement to become effective within 60 days of such filing and to remain effective for a period ending on the earlier to occur of (i) three years from the effective date of such registration statement, or (ii) the date on which, in the opinion Company counsel, all remaining Conversion Shares held by the Purchasers hereunder may be sold in any calendar quarter in unsolicited broker transactions without volume limitation pursuant to Rule 144 promulgated under the Securities Act (or any successor rule thereto). Your plan of distribution with respect to the Conversion Shares shall be limited to the following: (i) transactions effected through brokers, or (ii) negotiated transactions effected at such prices as may be obtainable and as may be satisfactory to you;

          (2) The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to update and keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement. Notwithstanding anything else to the contrary contained herein, the Company shall not be required to disclose any confidential information concerning pending acquisitions not otherwise required to be disclosed; and

          (3) The Company shall furnish to the holders of the Conversion Shares such number of copies of the final prospectus the holder may reasonably request in order to facilitate the sale of the shares owned by such holder. Holders of the Conversion Shares so registered shall comply with all prospectus delivery requirements under the Securities Act.

     (c) Allocation of Expenses. All expenses incurred by the Company in complying with this Section 9.1, including, without limitation, all registration and filing fees, printing expenses, and fees and disbursements of counsel for Company, are herein called "Registration Expenses." All selling commissions applicable to the sales of the Shares and all fees and disbursements of counsel for any Purchaser are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with registration pursuant to Section 9.1. All Selling Expenses in connection with such registration shall be borne by the holders and/or of the shares being registered.

     (d) Limitation. Notwithstanding anything to the contrary contained in this
Section 9.1, no person (as defined, for these purposes, in Rule 144(a)(2) of the Commission) who then beneficially owns 1% or less of the outstanding Common Stock of the Company may request that any of its shares of Registrable Securities be included in any registration statement filed by the Company pursuant to Section 9.1 unless, in the opinion of counsel for such person, such person's intended disposition of Registrable Securities could not be effected within 90 days of the date of said opinion without registration of such shares under the Securities Act.

     SECTION 9.2 Transfers of Shares After Registration. You agree that you will not effect any disposition of any Securities registered pursuant to Section
9.1 that would constitute a sale within the meaning of the Securities Act except as contemplated in the registration statement by which the resale of such securities is registered pursuant to Section 9.1 or as otherwise in compliance with applicable securities laws and that you will promptly notify the Company of any material changes in the information set forth in the registration statement regarding you or your plan of distribution.

     SECTION 9.3  Indemnification.

     (a) Upon the registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each holder of Registrable Securities whose securities are registered for resale thereunder pursuant to the provisions of Section 9.1 above (a "Selling Holder") and each controlling person of any Selling Holder, if any (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Selling Holder or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in the registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with the securities being registered, or any amendment or supplement thereto, or any other document used to sell the securities (including an illegal prospectus), or (ii) any omission (or alleged omissions) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act or any state securities or blue sky laws, or any rule or regulation promulgated under the Securities Act or any state securities or blue sky laws, or any other law, applicable to the Company in connection with any such registration and shall reimburse each such Selling Holder or controlling person for any legal or other expenses reasonably incurred by such Selling Holder or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Selling Holder or controlling person in any such event to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by any such Selling Holder or controlling person, specifically for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or controlling person, and shall survive transfer of such securities by such Purchaser.

     (b) Upon the registration of the Conversion Shares and/or the Warrant Shares under the Securities Act pursuant to this Agreement, each Selling Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such registration statement and agrees to indemnify and hold harmless the Company, its directors and each controlling person (within the meaning of the Securities Act) of the Company, if any, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Company, or any director or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in the registration statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document used to sell the securities (including an illegal prospectus), or
(ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company, any director and controlling person for any legal or other expenses reasonably incurred by such persons in connection with investigating or defending any such loss, claim, damage, liability or action; in each case, to the extent, and only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Selling Holder. The indemnity provided for herein shall survive transfer of such securities by said holder of Registrable Securities.

     (c) If the indemnification provided for in paragraph (a) or (b) above is unavailable to an indemnified party in accordance with its terms in respect of any losses, claims, damages or liabilities referred to therein, then the indemnitor in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnitor on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnitor and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnitor, or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the other parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of a fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (d) Promptly after receipt by an indemnified party under paragraph (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnitor under such paragraph, notify the indemnitor in writing of the commencement thereof; but the omission so to notify the indemnitor shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection or to the extent that it has not been prejudiced as a proximate result of such failure. In case any action shall be brought against any indemnified party, and it shall notify the indemnitor of the commencement thereof, the indemnitor shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof. Upon the assumption by the indemnitor of the defense of such action, the indemnitor shall not be liable to such indemnified party under this Section 9.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     SECTION 9.4 Amendment, Modification or Waiver of Section 9. Any term, covenant, agreement or condition of this Section 9 may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least a majority in of the outstanding Registrable Securities, provided that without the written consent of the holders of a majority of the Conversion Shares then outstanding, no such waiver, modification, alteration or amendment shall be effective (a) which will adversely affect the rights of the Conversion Shares, or (b) which will change the percentage of holders of the Conversion Shares required to consent to any such amendment, modification or waiver of any of the provisions of this Section 9.

SECTION 10. INTERPRETATION OF AGREEMENT; DEFINITIONS.

     SECTION 10.1 Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

     "Affiliate" means, with respect to any referenced Person, (i) any Person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, (ii) any spouse or non-adult child (including by adoption) of such Person, (iii) any relative other than a spouse non-adult child (including by adoption), who has the same principal residence of any such Person, (iv) any trust in which any such Persons described in clause
(i), (ii) or (iii) above has a beneficial interest and (v) any corporation, partnership, limited liability company or other organization of which any such Persons described in clause (i), (ii) or (iii) above, or any trust described in clause (iv) above collectively owns more than fifty percent (50%) of the equity of such entity.

     "Applicable Law" means with respect to any Person any Federal, state, local or foreign statute, law, code, ordinance, rule or regulation or any judgment, decree, rule or order of any court or governmental agency or authority applicable to such Person or any of its subsidiaries or any of their respective properties or assets.

     "BDI" means Bavarian Dental Instruments, Inc., a California close corporation, and a Wholly-Owned Subsidiary of the Company.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

     "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in New York or California are authorized to close.

     "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, partnership interests and other indicia of ownership of a business entity.

     "Closing" means the closing of the sale and purchase of the Notes and New Warrants on the Closing Date.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder from time to time promulgated.

     "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

     "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

     "Company" means the party named as such in the first paragraph of this Agreement, until a successor replaces such Person in accordance with the terms of this Agreement, and thereafter means such successor.

     "Contingent Shares" means that number of shares of Common Stock which would be issuable upon conversion at the Conversion Price on the Conversion Date of all of the aggregate outstanding principal and accrued interest due under all of the outstanding Notes, minus the Initial Conversion Shares, which Contingent Shares are issuable only upon shareholder approval as set forth in Section 5.4.

     "Conversion Date" shall be the date specified in the Conversion Notice, but will in any case occur on or before the 30th day after the Conversion Notice is delivered by the Note holder as provided in Section 7.3, or if such day is not a Business Day, the next Business Day thereafter.

     "Conversion Event" shall mean the occurrence of an Event of Default specified in Section 7.1(a) of this Agreement which shall not have been remedied or waived in writing within 5 days following receipt by the Company of notice of such default from any holder.

     "Conversion Price" shall mean (i) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, a price per share of Common Stock which is equal to the average of the five lowest closing bid prices on The Nasdaq SmallCap Market for the Common Stock for the twenty consecutive trading days prior to the Conversion Date, multiplied by eighty (80%) percent; or (ii) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, a price per share of Common Stock equal to the average of the five lowest closing sales prices for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock), as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable for the twenty days prior to the Conversion Date, multiplied by eighty (80%) percent.

     "Conversion Shares" means the Initial Conversion Shares and any Contingent Shares.

     "Credit Agreements" means each of the (i) Revolving Credit Loan and Security Agreement with respect to an aggregate principal amount of $500,000 by and between the Senior Lender and the Company dated as of March 7, 1997, as amended by a First Modification to Loan and Security Agreement dated as of July 25, 1997, and a Second Modification to Loan and Security Agreement dated as of December 10, 1997; (ii) the Revolving Credit Loan and Security Agreement with respect to an aggregate of $1,500,000 between the Senior Lender and the Company dated as of December 10, 1997; and (iii) the Variable Rate-Single Payment Note of the Company in aggregate principal amount of $500,000 dated as of December 10, 1997, as modified by a First Modification on December 14, 1997, as the same may be amended, extended, renewed or restated from time to time in accordance with the terms thereof (which includes, without limitation, any (1) extension of the maturity of all or any portion of the Indebtedness thereunder, (2) increases in the amounts available to be borrowed thereunder, (3) addition of additional Company obligations or security thereunder and (4) addition of additional lenders and/or agents thereunder), and any agreement governing Indebtedness incurred to refund or refinance the borrowing then outstanding or permitted to be outstanding under such Credit Agreement.

     "DMD" means Dental/Medical Diagnostic Systems, LLC, a California limited liability company, and a Wholly-Owned Subsidiary of the Company.

     "DMD-UK" means DMDS, Ltd, a company organized under the laws of the United Kingdom, and a Wholly-Owned Subsidiary of the Company.

     "Debt" means Indebtedness specified in clauses (i) through (iii), inclusive, of the definition of "Indebtedness."

     "Default" means any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

     "Disqualified Stock" means (a) in the case of the Company, any Equity Interest that, (i) either by its terms or the terms of any security into which it is convertible or for which it is exchangeable or otherwise is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (in whole or in part) prior to the final stated maturity of the Notes or is redeemable (in whole or in part) at the option of the holder thereof at any time prior to such final stated maturity or (ii) is convertible into or exchangeable at the option of the issuer thereof or any other person for debt securities or Disqualified Stock and (b) in the case of any other person, any Equity Interest other than Capital Stock issued to the Company or to a Wholly-Owned Subsidiary of the Company.

     "Equity Interests" means Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Equity Securities" means any stock or similar security, transferrable shares, voting trust certificate or certificates of deposit for stock, or any security convertible, with or without consideration into such a security or carrying any warrant right to subscribe to or purchase such a security; or any such warrant or right; or any put, call, straddle or other option or privilege of buying such a security.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Existing Warrants" means the (i) 2,070,000 Redeemable Common Stock Purchase Warrants for purchase of the Company's Common Stock sold by the Company in its Public Offering, (ii) 1,600,000 Resale Warrants registered by the Company for sale by the selling stockholders as set forth in the Company's Prospectus dated May 9, 1997; and 180,000 Warrants for the purchase of the Company's Common Stock issued to M.H. Meyerson & Co. Inc., underwriters of the Public Offering.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

     "Hedging Obligations" means, with respect to any person, the obligations of such person under (i) interest or currency rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such person against fluctuations in interest rates or exchange rates.

     "Indebtedness" of any person means (without duplication) (i) all indebtedness of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such person to pay the deferred purchase price of property or services (other than trade payables on customary terms incurred in the ordinary course of business), (iv) all obligations, contingent or otherwise, of such person under bankers' acceptance, letter of credit facilities and letter of credit risk participation agreements and (v) all obligations of such person in respect of Hedging Obligations.

     "Initial Conversion Allocation" means, with respect to any Note, a number of shares of Common Stock equal to (x) the number of Initial Conversion Shares multiplied by (y) the percentage of the aggregate principal amount of all Notes issued hereunder represented by the principal amount of such Note on the date of this Agreement.

     "Initial Conversion Shares" means the lesser of (i) 500,000 shares of Common Stock (subject to equitable adjustment for any stock split, combination or similar event), or (ii) a number of shares which, together with the Warrant Shares, equals 19.9% of the issued and outstanding shares of Common Stock of the Company as of the date of the Conversion Event.

     "Junior Securities" means (a) Capital Stock of the Company and (b) any debt security of the Company subject to subordination provisions no less favorable to the holders of Senior Indebtedness than the provisions of Section 4 hereof.

     "Liquidity Event" means an offering or series of related offerings by the Company of a class or classes of Common Stock or any security convertible into Common Stock from which the Company receives gross proceeds of $10,000,000 or more.

     "New Warrants" means the 450,000 warrants for purchase of the Company's Common Stock issued to the Purchasers as set forth on Schedule 1 of this Agreement.

     "Obligations" means all the obligations of the Company to pay and perform their obligations under the Notes, together with all extensions, amendments, restatements, modifications, supplements and renewals thereof, when the same shall become due, whether at maturity, at a time fixed for payment, on a date of required prepayment, by acceleration or otherwise, and shall include, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

     "Overdue Rate" means the lesser of (a) the maximum interest rate permitted by law and (b) 15%.

     "Person" or "person" means an individual, partnership, corporation, joint venture, association, joint stock company, trust or unincorporated organization, and a government or agency or political subdivision thereof, or any other entity.

     "Preferred Stock" means the Series A Preferred Stock, par value $0.01 per share, of the Company.

     "Proceeding" means an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

     "Public Offering" means the Company's public offering of Common Stock on May 9, 1997.

     "Registrable Shares" means the Warrant Shares issuable upon exercise of the New Warrants and any Conversion Shares issued by the Company upon conversion of any of the Notes.

     "Registration Expenses" shall have the meaning set forth in Section 9.1(c).

     "Securities" means the Notes, the New Warrants, the Warrant Shares and any Conversion Shares.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Laws" shall have the meaning set forth in Section 6.1 of this Agreement.

     "Selling Expenses" shall have the meaning set forth in Section 9.1(c).

     "Senior Indebtedness" with respect to the Company means, subject to clause
(c) of the last sentence of this definition, Indebtedness of the Company under the Credit Agreements and any premium, interest, fees or other amounts payable thereon or in connection therewith, including, without limitation, all loans, letters of credit, letter of credit guarantees and other extensions of credit under the Credit Agreements, all commitment, facility and other fees payable under the Credit Agreement and all expenses, reimbursements, indemnities and other amounts payable by the Company under the Credit Agreements, whether such Indebtedness, Debt, other indebtedness, obligations or liabilities now exist or may hereafter arise or be incurred. Notwithstanding the foregoing, Senior Indebtedness shall not include (a) in the case of each Note, the other Notes, (b) amounts payable and other Indebtedness to trade creditors or created, incurred, assumed or guaranteed in the ordinary course of business, in connection with obtaining goods, materials or services, (c) any liability for Federal, state, local or other taxes owed or owing and (d) the items described in the first sentence of this definition so long as the holders of the Notes have a written agreement with the Senior Lender or the holders of such Indebtedness regarding subordination of the Notes.

     "Senior Lender" means Comerica Bank-California or any successor in interest thereto as lender of the Senior Indebtedness.

     "Subsidiary" means the Company's Subsidiaries, DMD, BDI and DMD-UK.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the New Warrants.

     "Wholly-Owned Subsidiary" means, with respect to any person, a subsidiary all the Equity Interests of which (other than director's qualifying shares) is owned by such person or another Wholly-Owned Subsidiary of such person.

SECTION 11. MISCELLANEOUS.

     SECTION 11.1 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

     SECTION 11.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 11.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     SECTION 11.4 Negotiation of Agreement. Each of the parties acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.

     SECTION 11.5 Note Register. The Company shall cause to be kept at its principal office a register for the registration and transfer of the Notes, and the Company will register or transfer or cause to be registered or transferred, as hereinafter provided and under such reasonable regulations as it may prescribe, any Note issued pursuant to this Agreement.

     At any time, and from time to time, the holder of any Note which has been duly registered as hereinabove provided may transfer such Note upon surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of such Note or its attorney duly authorized in writing.

     The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement. Payment of or on account of the principal, premium, if any, and interest on any Note shall be made to or upon the written order of such holder.

     SECTION 11.6 Exchange of Notes. At any time and from time to time, upon not less than ten days' notice to that effect given by the holder of any Note initially delivered or of any Note substituted therefor pursuant to Section 1.4, 11.5, this Section 11.6 or Section 11.7, and, upon surrender of such Note at its office, the Company will deliver in exchange therefor, without expense to the holder, Notes for the same aggregate principal amount as the then unpaid or unconverted, as the case may be, principal amount of the Note so surrendered, in the denomination of $1,000 or any amount in excess thereof as such holder shall specify, dated as of the last date on which interest has been paid on the Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, registered in the name of such Person or Persons as may be designated by such holder, and otherwise of the same form and tenor as the Notes so surrendered for exchange.

     SECTION 11.7 Loss, Theft, Etc. of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft, or destruction upon delivery of a bond or indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note. If a Purchaser or any subsequent holder is the owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of the new Note other than the written agreement of such owner to indemnify the Company.

     SECTION 11.8 Expenses, Stamp and Other Taxes. Whether or not the transactions herein contemplated shall be consummated, the Company agree to pay directly all of your reasonable out-of-pocket expenses in connection with the preparation, execution and delivery of the Agreement, including but not limited to the reasonable charges and disbursements of your special counsel (if any), duplicating and printing costs and charges for shipping the Notes adequately insured to you at your home office or at such other place as you may designate, and all such expenses relating to any amendments, waivers or consents pursuant to the provisions of this Agreement (whether or not the same are actually executed and delivered), including, without limitation, any amendments, waivers or consents resulting from any work-out, restructuring or similar proceedings relating to the performance by the Company of their obligations under this Agreement and the Notes. The Company also agree that they will pay and save you harmless against any and all liability with respect to stamp and other taxes, if any, which may be payable or which may be determined to be payable in connection with the execution and delivery of this Agreement or the Notes, whether or not any Notes are then outstanding.

     SECTION 11.9 Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given when (i) delivered in person, or (ii) five (5) days after posting in the U.S. mail as registered mail or certified mail, return receipt requested, or (iii) delivered by telecopier and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid, addressed as follows:

           If to the Company, to:

           Dental/Medical Diagnostic Systems, Inc.
           200 N. Westlake Boulevard, Suite 202
           Westlake Village, CA 91362
           Attention: Chief Financial Officer
           Phone No.: (805) 381-2700

     If to the Purchaser or any holder of a Note, to the address of such Purchaser or holder set forth in Schedule I or the Note Register, as applicable.

     SECTION 11.10 Excess Interest. The Notes are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the unpaid principal balance thereof or otherwise, shall the amount paid or agreed to be paid to any holder of a Note exceed the maximum legal rate permissible under any law which a court of competent jurisdiction may deem applicable thereto. If, for any circumstances whatsoever, fulfillment of any provision of a Note, at the time performance of such provision shall be due, shall involve transcending the maximum legal rate of interest prescribed by law which a court of competent jurisdiction may deem applicable thereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such maximum rate, and if from any circumstances any holder of a Note shall ever receive as interest an amount which would exceed said maximum legal rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under such Note and not to the payment of interest; to the extent that such excessive amount exceeds the unpaid principal balance thereon, such holder shall refund it to Company. In determining whether excessive interest would be charged, to the extent permitted by applicable law all sums paid or agreed to be paid to a holder of Note for the use, forbearance, or detention of the indebtedness evidenced thereby outstanding from time to time shall be prorated, amortized, allocated and spread from the date of disbursement of the proceeds of such Note until payment in full of the unpaid principal sum so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. This provision shall control every other provision of this Agreement and the Notes.

     SECTION 11.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

     SECTION 11.12 Further Assurances. Each of the parties shall, without further consideration, use reasonable efforts to execute and deliver such additional documents and take such other action as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

     SECTION 11.13 Successors and Assigns. This Agreement shall be binding upon and all rights hereto shall inure to the benefit of the Company, their successors and permitted assigns, and shall be binding upon and all rights hereto shall inure to the benefit of the other parties hereto and their respective heirs, successors and permitted assigns.

     SECTION 11.14 Entire Agreement. THIS AGREEMENT, TOGETHER WITH THE EXHIBITS AND SCHEDULES ATTACHED HERETO, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES HERETO IN RESPECT OF THE ACTIONS AND TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     SECTION 11.15 Counterparts. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed, as of the date first written above.

                                          DENTAL/MEDICAL DIAGNOSTIC
                                            SYSTEMS, INC.,
                                          A DELAWARE CORPORATION

                                          By:   /s/  RONALD E. WITTMAN

                                          --------------------------------------
                                                Name: Ronald E. Wittman
                                                Title:   Chief Financial Officer

AGREED, ACCEPTED AND CONSENTED TO:

COMERICA BANK-CALIFORNIA

By:   /s/  DAVID J. STEARNS

----------------------------------------------------
      Name: David J. Stearns
      Title:   Senior Vice President and Manager

PURCHASERS:

JMG CAPITAL PARTNERS, L.P.

By: /s/ JONATHAN GLASER
    ----------------------------------
    Jonathan Glaser, as General
    Partner

TRITON CAPITAL INVESTMENTS, LTD.

By: /s/ JONATHAN GLASER
    ----------------------------------
    Jonathan Glaser
    Its: Vice President

JMG CAPITAL MANAGEMENT, INC.
MONEY PURCHASE PENSION PLAN AND
TRUST DATED 1-1-94

By: /s/ JONATHAN GLASER
    ----------------------------------
    Jonathan Glaser, as Trustee

DORCHESTER PARTNERS, L.P., By
DORCHESTER ADVISORS, INC., its
General Partner

By: /s/ MICHAEL HALPERN
    ----------------------------------
    Michael Halpern
    Its: President

G. TYLER RUNNELS

/s/ G. TYLER RUNNELS
--------------------------------------
G. Tyler Runnels

JOHN B. DAVIES

/s/ JOHN B. DAVIES
--------------------------------------
John B. Davies

TALLAC CORPORATION,
A NEVADA CORPORATION

By: /s/ J. RICHARD BARNARD

    ----------------------------------
    J. Richard Barnard
    Its: Secretary/Treasurer

THE MUHL FAMILY TRUST DATED
10/11/95

By: /s/ PHILLIP F. MUHL

    ----------------------------------
    Phillip F. Muhl, as Trustee

J. STEVEN EMERSON IRA R/0 I
BEAR, STEARNS SECURITIES CORP., as
Custodian of the J. Steven Emerson IRA
R/O I

By: /s/ J. STEVEN EMERSON
    ----------------------------------

    Name: J. Steven Emerson

    Its: sole beneficiary,
    self-directed IRA

J. STEVEN EMERSON IRA R/0 II
BEAR, STEARNS SECURITIES CORP., as
Custodian of the J. Steven Emerson IRA
R/O II

By: /s/ J. STEVEN EMERSON
    ----------------------------------

    Name: J. Steven Emerson

    Its: sole beneficiary,
    self-directed IRA
    J. Steven Emerson IRA Custodian

    Bear Stearns Securities Corp.
    (Acting as Custodian)
    Jeffrey Capretta
    Associate Director

By: /s/ JEFFREY CAPRETTA
    ----------------------------------
    Jeffrey Capretta

BRUCE A. BROWN and JUDITH A. BROWN, as Joint
     Tenants With a Right of Survivorship

     /s/ BRUCE A. BROWN
     --------------------------------------------------
     Bruce A. Brown

     /s/ JUDITH A. BROWN
     --------------------------------------------------
     Judith A. Brown

BRUCE A. BROWN, as his sole and separate property

     /s/ BRUCE A. BROWN
     --------------------------------------------------
     Bruce A. Brown

     Consented to:

     /s/ JUDITH A. BROWN
     --------------------------------------------------
     Judith A. Brown

                                                                    FORM OF NOTE
                                                                       EXHIBIT A
                                                           TO PURCHASE AGREEMENT

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT. PAYMENT ON THIS NOTE IS SUBORDINATED TO THE CLAIMS OF SENIOR LENDERS PURSUANT TO THE TERMS OF A NOTE AND SECURITY AGREEMENT OF EVEN DATE HEREWITH.

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                          12% Senior Subordinated Note
                                 Note Due 1999

No. N-
---------
---------------, 1998

DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation (the "Company"),
for value received, hereby, promises to pay to                     or registered
assigns on the      day of March, 1999 (the "Maturity Date") the principal
amount of                     DOLLARS ($          ) and to pay interest
(computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 12% per annum from the date hereof until maturity, payable semi-annually. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate per annum from the date such payment is due, whether by acceleration or otherwise, until paid.

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Westlake Village, California, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day.

     This Note is one of the 12% Senior Subordinated Notes due 1999 of the Company in the aggregate principal amount of $4,500,000 issued or to be issued under and pursuant to the terms and provisions of the Note Agreement, dated as of March 2 , 1998 (the "Note Agreement"), entered into by the Company with the original Purchaser therein referred to and this Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreement to all the benefits and security provided for thereby or referred to therein, to which Note Agreement reference is hereby made for the statement thereof. Capitalized terms used but not otherwise deemed herein have the meaning given thereto in the Note Agreement.

     This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreement. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement. This Note is convertible to Common Stock of the Company at the election of the Note holder subject to the limitations and on the terms and conditions set forth in the Note Agreement.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument or transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

     This Note and said Note Agreement are governed by and construed in accordance with the internal laws of California.

                                      DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.,
                                      A DELAWARE CORPORATION

                                      By:

                                         ---------------------------------------
                                         Name: Ronald E. Wittman
                                         Title: Chief Financial Officer

                                                                 FORM OF WARRANT
                                                                       EXHIBIT B
                                                           TO PURCHASE AGREEMENT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                              WARRANT CERTIFICATE

NO. W-
---------

     The Warrants are part of a series of 450,000 warrants issued pursuant to that certain Purchase Agreement dated March 2, 1998 by and between the Company, the initial holder hereof and others (the "Purchase Agreement"). This
Certificate represents           Warrants for the purchase of           shares
of Common Stock. A copy of the Purchase Agreement may be obtained by the Holder at no charge from the Company at the Company's address set forth in Section 9 below.

     1. Warrant; Purchase Price

     Each Warrant shall entitle the Holder initially to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $5.812 per share of Common Stock (the "Purchase Price"). The shares of Common Stock issuable upon exercise of the Warrant are sometimes referred to herein as the "Warrant Shares."

     2. Exercise; Expiration Date

        2.1 The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time commencing on May 15, 1998 (the "Commencement Date") and until the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise substantially in the form attached hereto as EXHIBIT 1 and the Investment Letter in the form attached hereto as EXHIBIT 2 and payment of the Purchase Price, at the election of the Holder, either (i) in cash or (ii) by receiving from the Company the number of Warrant Shares equal to (A) the number of Warrant Shares as to which this Warrant is being exercised, minus (ii) the number of Warrant Shares having an aggregate Fair Market Value as of the date the Notice of Exercise is delivered (the "Determination Date") equal to the aggregate Purchase Price for the number of Warrant Shares as to which this Warrant is being exercised. For purposes hereof, Fair Market Value means, as of the Determination Date, the value of the Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the Determination Date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; (b) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the Determination Date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; or (c) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board of Directors. In the case of exercise of less than the entire Warrant represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrant.

        2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on May 15, 2003, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     3. Ownership

     The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in Section 7.

     4. Reservation of Shares

     The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrant such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

     5. Adjustment of Number of Shares

     Upon each adjustment of the Warrant Price as provided in Section 6, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

     6. Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

        6.1 If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

        6.2 If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

        6.3 In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

        6.4 All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

        6.5 For the purpose of any computation pursuant to this Section 6, the Current Market Price at any date of one share of Common Stock shall be deemed to be (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Current Market Price of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to such date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; (b) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Current Market Price of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to such date, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable; or (c) in the absence of an established market for the Common Stock, the Current Market Price shall be determined in good faith by the Board of Directors.

        6.6 Whenever the Warrant Price shall be adjusted as provided in Section 6.5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection 6.8 of this Section 6.

        6.7 Adjustments made pursuant to shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

        6.8 In the event the Company shall propose to take any action of the types described in subsections 6.1, 6.2, and 6.3 above of this Section 6, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

        6.9 In any case in which the provisions of this Section 6 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     7. Securities Law Restrictions

        7.1 Restricted Securities. The Holder understands that this Warrant and the Warrant Shares constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act or an applicable exemption from such registration.

     In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the "Commission") is not now, and may not in the future be, available for resales of the Warrant and the Warrant Shares hereunder. Unless the Warrant Shares are subsequently registered pursuant to Section 8, the

Holder further acknowledges that the securities legend on EXHIBIT 2 attached hereto shall be placed on any Warrant Shares issued to the Holder upon exercise of this Warrant.

        7.2 Representations. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Warrant Shares as set forth in the Form of Investment Letter attached as
EXHIBIT 2 attached hereto.

        7.3 Certification of Investment Purpose. Unless a current registration statement under the Securities Act shall be in effect with respect to the Warrant Shares, the Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the Holder that the Warrant Shares are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

        7.4  Transfer Mechanics. Subject to the provisions of Sections 7.1 and
7.2 above, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof.

        7.5 Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 7, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

     8. Registration Rights

     The holder of this Warrant has all the benefits, and by accepting this warrant, assumes all of the obligations of a holder of Warrant Shares under the Purchase Agreement.

     9. Notices

     Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at the address of the Holder appearing on the books of the Company or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 200 N. Westlake Boulevard, Suite 202, Westlake Village, CA 91362, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

     10. Amendment

     This Warrant may be amended as set forth in Section 8 of the Purchase Agreement dated as of March 2, 1998.

     11. Governing Law

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal
to be affixed hereon, as of this      day of             , 1998.

                                       DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                                       By:

                                         ---------------------------------------
                                         Name: Robert H. Gurevitch
                                         Title: Chairman, CEO, President and
                                           Secretary

[SEAL]

Attest:

---------------------------------------------------------
Name: Ronald E. Wittman
Title: Chief Financial Officer

                                                            EXHIBIT 1 TO WARRANT

                               NOTICE OF EXERCISE

     The undersigned hereby irrevocably elects to exercise, pursuant to Section 32 of the Warrant Certificate accompanying this Notice of Exercise,
               Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full either in cash or by tendering Warrants with a Fair Market Value equal to all or any part of the Purchase Price with respect to the Warrants for which this notice is given, in accordance with the terms of Section 2.1 of the Warrant Certificate.

                                          --------------------------------------
                                          Name of Holder

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Address:

---------------------------------------------------------
CASH

---------------------------------------------------------
Warrants Tendered - FMV

= $

divided by $5.812 (as adjusted)

=                Warrant Shares

                                                            EXHIBIT 2 TO WARRANT

To: DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

     In connection with the purchase by the undersigned of                shares
of the Common Stock (the "Warrant Shares") of Dental/Medical Diagnostic Systems, Inc, a Delaware corporation (the "Company"), upon exercise of that certain
Common Stock Warrant dated as of March             , 1998 the undersigned hereby
represents and warrants as follows:

     The Warrant Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Warrant Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant Shares.

     The undersigned understands that the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Warrant Shares unless and until:

     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

     The undersigned understands the instruments evidencing the Warrant Shares may bear the following legend:

     THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:             , 1998

                                          --------------------------------------

                                          Name:

                                              ----------------------------------

                                          Title:

                                             -----------------------------------

                                                       FORM OF INVESTMENT LETTER
                                                                       EXHIBIT C
                                                 TO FORM NOTE PURCHASE AGREEMENT

To: DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

     In connection with the purchase by the undersigned of                shares
of the Common Stock (the "Conversion Shares") of Dental/Medical Diagnostic Systems, Inc, a Delaware corporation (the "Company"), upon conversion of that
certain 12% Senior Subordinated Note due 1999, dated as of             , 1998,
and appended hereto, the undersigned hereby represents and warrants as follows:

     The Conversion Shares to be received by the undersigned upon conversion of the Note are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Conversion Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

     The undersigned understands that the Conversion Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Conversion Shares unless and until:

     There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

     The undersigned understands the instruments evidencing the Conversion Shares may bear the following legend:

     THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Dated:

                                          --------------------------------------

                                          Name:

                                              ----------------------------------

                                          Title:

                                             -----------------------------------

                                                                       EXHIBIT D
                                                    RISK FACTORS ASSOCIATED WITH
                                                         AN INVESTMENT IN SENIOR
                                                    SUBORDINATED DEBT SECURITIES

     The Notes will be expressly subordinated in right of payment to all Senior Indebtedness of the Company (but not its Subsidiaries). The Notes will not contain any financial covenants or similar restrictions with respect to the Company or its Subsidiaries and therefore, the holders of the Notes will have no protection (other than rights upon Events of Default as described in Section 7 of the Note Purchase Agreement) from adverse changes in the Company's financial condition. By reason of such subordination of the Notes, in the event of insolvency, bankruptcy, liquidation, reorganization, dissolution or winding up of the business of the Company or upon a default in payment with respect to any indebtedness of the Company or an event of default with respect to such indebtedness resulting in the acceleration thereof, the assets of the Company will be available to pay the amounts due on the Notes only after all Senior Indebtedness had been paid in full. The Notes will rank pari passu with other unsecured obligations of the Company.

     The Notes are obligations exclusively of Dental/Medical Diagnostic Systems, Inc. and not of its Subsidiaries. Because certain of the operations of the Company are currently conducted through its Subsidiaries, the cash flow and consequent ability to service debt of the Company, including the Notes, are dependent, in part, upon the earnings of its Subsidiaries and the distribution of those earnings to or upon loans or on the payment of funds by those Subsidiaries to the Company. The Subsidiaries are separate and distinct entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the Notes or to make any funds available therefor, whether by dividends, loans, or other payments. In addition, the payments of dividends and the making of loans and advances to the Company by its Subsidiaries may be subject to statutory or contractual restrictions, or contingent upon the earnings of those Subsidiaries and are subject to various business considerations.

     For the reasons set forth in the immediately preceding paragraph, the Notes will be effectively subordinated to all indebtedness and liabilities, including current liabilities and commitments under leases of the Company's Subsidiaries. Any right of the Company to receive assets of any of its Subsidiaries upon liquidation or reorganization of the Subsidiary (and the consequent right of the holder of the Notes to participate in those assets) will be effectively subordinated to the claims of that Subsidiary's creditors (including trade creditors), except to the extent that the Company is itself recognized as a creditor of such Subsidiary, in which case the claims of the Company would still be subordinated to any security interest in the assets of such Subsidiary and any of the indebtedness of such Subsidiary senior to that held by the Company.

     As of February 24, 1998, Senior Indebtedness of the Company and indebtedness of its Subsidiaries aggregated approximately $268,000.

                                   SCHEDULE 1

                                  PURCHASERS:

                                                       AGGREGATE AMOUNT
                                                           OF NOTES                 WARRANTS
                                                    -----------------------    ------------------
                 NAME AND ADDRESS                     NOTE        $ AMOUNT     WARRANT    AMOUNT
                 ----------------                   ---------    ----------    -------    -------
JMG Capital Partners, L.P.........................  N-1          $  500,000    W-1         50,000
1999 Avenue of the Stars, Suite 2530
Los Angeles, CA 90067
Phone: (310) 201-2619
Triton Capital Investments, Ltd...................  N-2          $  500,000    W-2         50,000
1999 Avenue of the Stars, Suite 2530
Los Angeles, CA 90067
JMG Capital Management, Inc.......................  N-3          $   25,000    W-3          2,500
Money Purchase Pension Plan and Trust Dated 1-1-94
1999 Avenue of the Stars, Suite 2530
Los Angeles, CA 90067
Dorchester Partners, L.P..........................  N-4          $1,000,000    W-4        100,000
1999 Avenue of the Stars, Suite 2530
Los Angeles, CA 90067
J. Steven Emerson IRA R/O I.......................  N-5          $  500,000    W-5         50,000
Bear, Stearns Securities Corp., Custodian
Account 483-18555
One Metrotech Center North, 19th Floor
Brooklyn, NY 11201
J. Steven Emerson IRA R/O II......................  N-6          $  500,000    W-6         50,000
Bear, Stearns Securities Corp., Custodian
Account 483-60160
One Metrotech Center North, 19th Floor
Brooklyn, NY 11201
G. Tyler Runnels..................................  N-7          $  250,000    W-7         25,000
1999 Avenue of the Stars, Suite 2530
Los Angeles, CA 90067
John B. Davies....................................  N-8          $  100,000    W-8         10,000
1259 Western Avenue
Westfield, MA 91085
The Muhl Family Trust Dated 10/11/95..............  N-9          $   50,000    W-9          5,000
3614 Camino De La Cumbre
Sherman Oaks, CA 91423
Talloc Corporation................................  N-10         $1,000,000    W-10       100,000
c/o Investment Manager
Alavarado Partners
One Embarcadero Center, Suite 2330
San Francisco, CA 94111
Bruce A. Brown, as his sole and separate
  property........................................  N-11         $   25,000    W-11         2,500
6520 Sherbourne Drive
Los Angeles, CA 90056
Bruce A. Brown and Judith A. Brown................  N-12         $   50,000    W-12         5,000
as Joint Tenants with Right of Survivorship
6520 Sherbourne Drive
Los Angeles, CA 90056
TOTAL.............................................  12           $4,500,000    12         450,000
                                                                 ==========               =======

                                                                       ANNEX "B"

                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

                   FORM OF AMENDED 1997 STOCK INCENTIVE PLAN


1.  PURPOSES.

    (a) The purpose of the 1997 Stock Incentive Plan (the "Plan") is to provide a means by which Employees or Directors of or Consultants to DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. (the "Company"), and its Affiliates, may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the granting of Stock Awards.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to Section 3(c), be either (1) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (2) Stock Bonuses or Rights to Purchase Restricted Stock granted pursuant to Section 7 hereof, or (3) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and a separate certificate or certificates will be issued for shares purchased upon exercise of each type of Option.

2.  DEFINITIONS.

    (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

    (b) "Board" means the Board of Directors of the Company.

    (c) "CCSL" means the California Corporate Securities Law of 1968, as amended.

    (d) "Code" means the Internal Revenue Code of 1986, as amended.

    (e) "Committee" means a Committee appointed by the Board in accordance with
Section 3(c) of the Plan.

    (f) "Common Stock" means the common stock, par value $.01 per share, of the Company.

    (g) "Company" means DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC., a Delaware corporation.

    (h) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

    (i) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render bona fide consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (j) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (1) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; PROVIDED, HOWEVER, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (2) transfers between locations of the Company or between the Company, Affiliates or its successor; or (3) a change in the status of the relationship from Employee to Director or Consultant, from Director to Employee or Consultant, or from Consultant to Employee or Director.

    (k) "Director" means a member of the Board.

    (l) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

    (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (o) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (p) "Incentive Stock Option" means an Option intended by the Board at the time of grant to qualify as an incentive stock option within the meaning of
Section 422 of the Code and the regulations promulgated thereunder.

    (q) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 8(b)(iii) of the Plan.

    (r) "Non-Employee Director" means a director (1) who is not currently an officer of the Company or any of its Affiliates or otherwise currently employed by the Company or any of its Affiliates; (2) does not receive compensation, either directly or indirectly from the Company or any of its Affiliates for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; (3) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; or (4) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

    (s) "Nonstatutory Stock Option" means an Option not intended by the Board at the time of grant to qualify as an Incentive Stock Option.

    (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (u) "Option" means a stock option granted pursuant to the Plan.

    (v) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

    (w) "Plan" means this 1997 Stock Incentive Plan.

    (x) "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (y) "Regulation S-K" means Regulation S-K of the Securities and Exchange Commission.

    (z) "Right to Purchase Restricted Stock" means an award of an entitlement to purchase shares of Common Stock under the Plan which are subject to certain voting limitations and restrictions at a price which is lower than the fair market value of the Common Stock on the date of grant.

    (aa) "Securities Act" means the Securities Act of 1933.

    (bb) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (cc) "Stock Award" means any right granted under the Plan, including any Option, any Stock Bonus, any Right to Purchase Restricted Stock and any Stock Appreciation Right.

    (dd) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (ee) "Stock Bonus" means a grant of Common Stock under the Plan which does not involve the payment of a purchase price to the Company by the recipient thereof.

    (ff) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 8(b)(i) of the Plan.

3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a Right to Purchase Restricted

    Stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including, without limitation, the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

        (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement and, subject to Section 14 hereof, otherwise amend the Plan in a manner and to the extent it shall deem necessary.

        (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two members (the "Committee"), and at least two of the members of the Committee shall be Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.


4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 13 relating to adjustments upon changes in the Common Stock, the number of shares of Common Stock that may be issued pursuant to Stock Awards under the Plan shall not exceed in the aggregate 700,000 shares. If any Stock Award or option granted under the terms of the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased shall again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan and Shares withheld by the Company to satisfy a federal, state and/or local tax withholding obligation of a participant relating to the exercise of a Stock Award shall not be available for subsequent issuance under the Plan.


5.  ELIGIBILITY.

    (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date of its grant.

6.  OPTION PROVISIONS.

    Each Option shall be approved by the Board and be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. No Option shall be exercisable after the expiration of ten years from the date it was granted.

    (b) PRICE. The exercise price of each Incentive Stock option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the exercise price of an Option for which an exemption from the qualification requirements of the CCSL is unavailable, and which is granted to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

    (c) CONSIDERATION. The exercise price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the Option is exercised, or (2) at the discretion of the Board, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other shares of Common Stock, the value of which shall be the Fair Market Value of such Common Stock, as defined by this Agreement, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other shares of Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be payable at the minimum rate of interest necessary to avoid the imputation of interest, under the applicable provisions of the Code and Treasury Regulations.

    (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person, or in the case of such person's disability by such person's legal representative or guardian. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO.

    (e) VESTING. The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary; however, in the case of an Option for which an exemption from the qualification requirements of the CCSL is unavailable, the vesting provisions must provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option from the date the Option was granted;

During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred pursuant to Section 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

    (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR
CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability) (a "Termination"), the Optionee may exercise his or her Option (to the extent that the Optionee is entitled to exercise it at the date of Termination), but only within such period of time as is determined by the Board, which period shall not be longer than ninety days from the date of Termination for an Incentive Stock Option nor less than thirty days from the date of Termination for an Option for which an exemption from the qualification requirements of the CCSL is unavailable; PROVIDED, HOWEVER, that if an Optionee is terminated for cause, as defined by the Board, the Option may provide for an exercise period shorter than thirty days, or may provide for expiration concurrent with such Termination. In no event shall an Option be exercised later than the expiration of the term of such Option as set forth in the Option. If, at the date of Termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after Termination, the Optionee does not exercise his or her Option within the time specified in the Option, the Option shall terminate, and the shares covered by such Option, to the extent unexercised, shall revert to the Plan.

    (h) DISABILITY OF OPTIONEE. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within six months from the date of such Termination (or such longer period, not exceeding twelve months for Incentive Stock Options, as specified in the Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such Termination (but in no event later than the expiration of the term of such Option as set forth in the Option). If, at the date of Termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after Termination, the Optionee does not exercise his or her Option within the time specified therein, the Option shall terminate, and the shares covered by such Option, to the extent unexercised, shall revert to the Plan.

    (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within six months following the date of death (or such longer period not exceeding twelve months, for Incentive Stock Options, as specified in the Option), but in no event later than the expiration of the term of such Option as set forth in the Option, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option, to the extent unexercised, shall revert to the Plan.

    (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a right to repurchase in favor of the Company upon Termination of the Optionee, at a repurchase price equal to the exercise price of the Option, payable in cash or cancellation of purchase money indebtedness for the shares; PROVIDED, HOWEVER, that for any Option for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the exercise price of the Option shall lapse at a minimum rate of twenty percent (20%) per year over five years from the date the Option was granted and such right shall terminate to the extent not exercised within ninety days following Termination of the Optionee.

    (k) WITHHOLDING. To the extent provided by the terms of an Option, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of Common Stock.

    (l) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option. Any such Re-Load Option (1) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (2) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; (3) shall have an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of the grant of such Re-Load Option; and (4) in the case of a Re-Load Option which is an Incentive Stock Option or an Option for which an exemption from the qualification requirements of the CCSL is unavailable, and which is granted to a 10% shareholder (as described in Section 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option and, with respect to Incentive Stock Options, shall have a term which is no longer than five years.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in Section 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under Section 4(a) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

    (m) Market Standoff. In connection with any underwritten public offering by the Company, prior to the sale or transfer of any Optionee Shares, such Optionee may be required to obtain prior written consent of the Company or its underwriters for a stated period of time following the effective date of the Offering.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each stock bonus or restricted stock purchase agreement shall be approved by the Board and be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions, as appropriate:

    (a) PURCHASE PRICE. The purchase price under each stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement. Additionally, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit. Notwithstanding the foregoing, the purchase price of shares of Common Stock for which an exemption from the qualification requirements of the CCSL is unavailable shall be not less than one-hundred percent (100%) of the Fair Market Value of the Common Stock at the date of the grant or the sale; provided, if such shares of Common Stock are granted or sold to a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates, the purchase price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant or sale.

    (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom such rights are granted may, be delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the stock bonus or restricted stock purchase agreement.

    (c) CONSIDERATION. The purchase price of Common Stock acquired pursuant to a stock purchase agreement shall be paid either: (1) in cash at the time of purchase; (2) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (3) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit. Any non-cash consideration applied towards the purchase price shall be given a value as determined in good faith by the Board to be its fair market value at the time of such purchase.

    (d) VESTING. Shares of Common Stock sold or awarded under the Plan may, but need not, be subject a right to repurchase in favor of the Company upon Termination of the person to whom such shares have been sold or awarded at a repurchase price equal to the original purchase price (or such higher price as the Board may determine to be appropriate) payable in cash or cancellation of purchase money indebtedness. The Board shall provided that such rights to repurchase lapse with respect to such purchased shares (or that such purchased shares vest) pursuant to a schedule determined by the Board; PROVIDED, HOWEVER, that for any stock bonus or restricted stock purchase right for which an exemption from the qualification requirements of the CCSL is unavailable, the Company's right to repurchase at the original purchase price shall lapse (or the purchased shares shall vest) at a minimum rate of twenty percent (20%) per year over five years from the date the stock bonus or restricted stock purchase right was granted and such right shall terminate to the extent not exercised within ninety days following Termination of the purchaser.

8.  STOCK APPRECIATION RIGHTS.

    (a) The Board shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of, or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Common Stock.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan, Tandem Rights, Concurrent Rights and Independent Rights, and the terms and conditions applicable to each shall be as follows:

        (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of such Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution payable in cash in an amount equal to (A) the aggregate Fair Market Value (on the date of Option surrender) of the number of vested shares of Common Stock under the Option (or portion thereof) being surrendered on such date, less (B) the aggregate exercise price of such vested shares of Common Stock. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains.

        (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to such Option and will be automatically exercised at the same time such Option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution, payable in cash, to which the holder of such Concurrent Rights shall be entitled upon exercise of the related Option shall be an amount equal to (A) the aggregate Fair Market Value (on the date of Option exercise) of the number of vested shares of Common Stock under the Option (or portion thereof) being exercised on such date and with respect to which such Concurrent Rights apply, less (B) the aggregate exercise price paid for such vested shares of Common Stock. Concurrent Rights may be tied to any or all of the shares of Common Stock under any Incentive Stock Option or Nonstatutory Stock Option. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

        (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights shall be granted independently of any Option and will entitle the holder upon exercise thereof to an appreciation distribution payable in cash in an amount equal to (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Common Stock equal to the number of vested share equivalents with respect to which the holder is exercising the Independent Right on such date, less (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Common Stock. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section
    6. They shall be denominated in share equivalents.

        (iv) TERMS APPLICABLE TO STOCK APPRECIATION RIGHTS GENERALLY.

           (A) To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

           (B) If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act, the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor role or regulation).

           (C) No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Stock Appreciation Rights.

9.  CANCELLATION AND REGRANT OF OPTIONS.

    The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (a) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (b) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than one-hundred percent (100%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% shareholder as described in Section 5(c), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the forgoing, the Board may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which Section 424(a) of the Code applies.

10.  COVENANTS OF THE COMPANY.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to effect any Stock Award, and to issue and sell shares of Common Stock under the Stock Awards; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) The Company shall deliver to the holders of Stock Awards, not later than one hundred twenty days after the close of each of the Company's fiscal years, a balance sheet and an income statement. This Section shall not apply when the issuance of Stock Awards is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

13.  ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK.

    (a) Subject to the provisions of Section 13(b), if any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to
Section 4(a) and the maximum number of shares subject to Options and Stock Appreciation Rights pursuant to Section 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction of not involving the receipt of consideration by the Company".)

    (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law, such Stock Awards shall (i) terminate upon such event and may be exercised prior thereto to the extent such Stock Awards are then exercisable or (ii) continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan and/or shall substitute similar Stock Awards for those outstanding under the Plan.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will:

            (i) Increase the number of shares of Common Stock reserved for Stock Awards under the Plan;

            (ii) Modify the requirements as to eligibility for participation in the Plan to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code; or

           (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of
       Section 422 of the Code or to comply with the requirements of Rule 16b-3. Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (1) the Company requests the consent of the person to whom the Stock Award was granted and (2) such person consents thereto in writing.

    (b) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; PROVIDED, HOWEVER, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (1) the Company requests the consent of the person to whom the Stock Award was granted and (2) such person consents thereto in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 1, 2007. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the shareholders of the Company (and such approval by the shareholders must be obtained within twelve months of the Plan being adopted by the Board), and, for Stock Awards for which an exemption from the qualification requirements of the CCSL is unavailable, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                                        APPENDIX TO EDGAR FILING

PROXY         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

    The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF, SAID PROXY IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

    This proxy will be voted in accordance with the instructions as set forth above. THIS PROXY WILL BE CREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ABOVE, FOR THE APPROVAL OF A ISSUANCE OF SUFFICIENT SHARES OF COMMON STOCK TO PERMIT FULL CONVERSION, AND TO AMEND THE 1997 STOCK INCENTIVE PLAN, AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

[X]  Please mark your votes as in this example

     The Board of Directors recommends a WITH vote on Proposal ONE, a FOR vote on Proposal Two, and a FOR vote on Proposal Three.

1. ELECTION OF DIRECTOR, as provided in the Company's Proxy Statement.

 [ ]  WITH    [ ]  WITHOUT THE AUTHORITY TO VOTE FOR THE NOMINEES LISTED BELOW

(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH, OR OTHERWISE
               STRIKE OUT THE NAME BELOW.)

       Robert H. Gurevitch      Marvin H. Kleinberg      Jack D. Preston

2. APPROVAL OF ISSUANCE OF SUFFICIENT SHARES OF COMMON STOCK TO PERMIT FULL CONVERSION, AS PROVIDED IN THE DMD PROXY STATEMENT:

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

                   (Continued and to be signed on other side)

3. APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES AVAILABLE FOR STOCK AWARDS FROM 350,000 TO 700,000.

                   [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

   IMPORTANT: Please sign name exactly as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorizing officer. If a partnership, please sign in partnership name by authorized person.

                                                Date
                                                --------------------------------

                                                SIGNATURE

 -------------------------------------------------------------------------------

   Note: Please sign, date and return promptly in the enclosed envelope which requires no postage if mailed in the United States.